united states

securities and exchange commission

washington, d.c. 20549

form n-csr

certified shareholder report of registered

management investment companies

Investment Company Act file number	811-22208

Valued Advisers Trust

(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices)                    (Zip code)

Capitol Services, Inc.

108 Lakeland Ave., Dover, Delaware 19901

(Name and address of agent for service)

With Copies to:

Terry Davis

DLA Piper LLP

One Atlantic Center

1201 West Peachtree Street, Suite 2900

Atlanta, GA 30309

Registrant’s telephone number, including area code:	513-587-3400

Date of fiscal year end:	1/31/2025

Date of reporting period:	1/31/2025

Item 1. Reports to Stockholders.

(a)

Belmont Theta Income Fund

Institutional Class (BTIFX)

Annual Shareholder Report - January 31, 2025

Fund Overview

This annual shareholder report contains important information about Belmont Theta Income Fund (the "Fund") for the period of February 1, 2024 to January 31, 2025.  You can find additional information about the Fund at https://www.belmontcapfunds.com/. You can also request this information by contacting us at (800) 789-1087.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$212	1.99%

How did the Fund perform during the reporting period?

Overview: The Fund seeks to write collateralized put spread options on U.S. indices. The objective of the Fund is to provide long-term growth of capital and income generation.

Explanation of Fund Performance: The Fund seeks to generate income through writing collateralized put spread options on U.S. indices, including the S&P 500® Index. The Fund generates returns through the receipt of option premiums from selling put spreads, as well as through investments in fixed income instruments and the purchase of call options on U.S. indices, including the Cboe Volatility Index (VIX), which collectively are intended to reduce volatility.

The U.S. indices, including the S&P 500® Index had higher than average historical returns for the calendar year in 2024, while implied volatility in option pricing increased for the period. The primary factor in the Fund’s relative underperformance to its benchmark was the magnitude of the underlying return. The strategy prefers more range bound price movement in the S&P 500® Index and higher implied volatility in option pricing for greater net option premiums collected.

The fixed income portion of the Fund’s strategy provided a stable, consistent return stream for the Fund.

Outlook: Looking forward, the options portion of the Fund’s strategy would generally benefit if the S&P 500® Index generates either a positive or modestly negative return over the next calendar year. Additionally, there is an opportunity to collect higher net option premiums if implied volatility in option pricing increases.

How has the Fund performed since inception?

Total Return Based on $10,000 Investment

Belmont Theta Income Fund - Institutional Class
ICE BofA 3-Month U.S. Treasury Bill Index
S&P 500® Index
$30,000
$20,000
$10,000
$0
$25,556
$12,460
$11,763
Apr-2018
Jan-2019
Jan-2020
Jan-2021
Jan-2022
Jan-2023
Jan-2024
Jan-2025

	Belmont Theta Income Fund - Institutional Class	ICE BofA 3-Month U.S. Treasury Bill Index	S&P 500® Index
Apr-2018	$10,000	$10,000	$10,000
Jan-2019	$9,880	$10,158	$10,367
Jan-2020	$10,049	$10,383	$12,615
Jan-2021	$9,577	$10,440	$14,791
Jan-2022	$9,743	$10,443	$18,236
Jan-2023	$9,818	$10,631	$16,738
Jan-2024	$11,067	$11,180	$20,222
Jan-2025	$12,460	$11,763	$25,556

Average Annual Total Returns

	1 Year	5 Years	Since Inception (April 30, 2018)
Belmont Theta Income Fund - Institutional Class	12.59%	4.39%	3.31%
ICE BofA 3-Month U.S. Treasury Bill Index	5.22%	2.53%	2.43%
S&P 500® Index	26.38%	15.17%	14.90%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Fund Statistics

Net Assets	$20,195,705
Number of Portfolio Holdings	10
Advisory Fee (net of waivers)	$128,545
Portfolio Turnover	0%

What did the Fund invest in?

Sector Weighting (% of net assets)

U.S. Treasury Obligations
56.9%
Purchased Options
0.3%
Other Assets in Excess of Liabilities
42.8%

Value	Value
Other Assets in Excess of Liabilities	42.8%
Purchased Options	0.3%
U.S. Treasury Obligations	56.9%

Material Fund Changes

No material changes occurred during the year ended January 31, 2025.

Belmont Theta Income Fund - Institutional Class (BTIFX)

Annual Shareholder Report - January 31, 2025

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://www.belmontcapfunds.com/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 013125-BTIFX

Channing Intrinsic Value Small-Cap Fund

Institutional Class (OWLLX)

Annual Shareholder Report - January 31, 2025

Fund Overview

This annual shareholder report contains important information about Channing Intrinsic Value Small-Cap Fund for the period of February 1, 2024 to January 31, 2025. You can find additional information about the Fund at https://funddocs.filepoint.com/channing/. You can also request this information by contacting us at (833) 565-1919.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$103	0.95%

How did the Fund perform during the reporting period?

The 12-month period ending January 31, 2025 has challenged small and mid-cap investors relative to their large-cap peers. Investors favored growth over value, quality, and higher market capitalization stocks. Our strategy has maintained its core principles: investing in undervalued, quality small cap businesses with long-term stability and competent management teams.

The Channing Intrinsic Value Small-Cap Fund (the “Fund”) outperformed the Russell 2000® Value Index. Relative to performance, the top three performing sectors are Financials, Materials, and Health Care, and the three lowest contributing sectors are Information Technology, Communication Services, and Industrials.

Investors are now shifting their focus to the policy implications of the new administration, including their positions on tariffs and their potential impact on inflation/prices, consumer demand, global trade, and any retaliatory action that would increase volatility in the near term. Regarding monetary policy, future policy decisions will remain data-dependent and heavily influenced by exogenous factors such as the existing conflicts in the Middle East, higher crude oil prices, and trade tariffs.

We believe that a perceived pro-business administration coupled with a stable interest rate environment could unlock an M&A cycle that would benefit quality small-cap companies trading below their intrinsic values. We view our portfolio companies to be well-positioned for long-term growth and have the wherewithal to sustain themselves as the economy moves into the next phase of the economic cycle. We believe individual stock selection will remain an essential and differentiating attribute to our performance. Valuation and fundamentals matter. We continue to believe our quality value discipline remains the best place to achieve long-term risk-adjusted returns.

How has the Fund performed since inception?

Total Return Based on $10,000 Investment

Channing Intrinsic Value Small-Cap Fund - I
Russell 3000® Index
Russell 2000® Value Index
$14,500
$14,000
$13,500
$13,000
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$14,188
$11,405
$10,946
Jun-2021
Jan-2022
Jan-2023
Jan-2024
Jan-2025

	Channing Intrinsic Value Small-Cap Fund - I	Russell 3000® Index	Russell 2000® Value Index
Jun-2021	$10,000	$10,000	$10,000
Jan-2022	$9,797	$10,274	$9,534
Jan-2023	$9,334	$9,427	$9,484
Jan-2024	$9,775	$11,232	$9,475
Jan-2025	$11,405	$14,188	$10,946

Average Annual Total Returns

	1 Year	Since Inception (June 30, 2021)
Channing Intrinsic Value Small-Cap Fund - I	16.67%	3.73%
Russell 3000® Index	26.32%	10.24%
Russell 2000® Value Index	15.52%	2.55%

The primary index was changed from Russell 2000 Value Index to Russell 3000 Total Return Index because the latter is a broader-based market index. The Russell 2000 Value Index is now used as a secondary benchmark, because the Adviser believes it represents the portion of the market in which the Fund invests.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of shares.

Fund Statistics

Net Assets	$10,276,116
Number of Portfolio Holdings	47
Advisory Fee (net of waivers)	$0
Portfolio Turnover	48%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Old National Bancorp	3.0%
Synovus Financial Corp.	3.0%
Affiliated Managers Group, Inc.	3.0%
Pinnacle Financial Partners, Inc.	3.0%
SouthState Corp.	2.9%
Wintrust Financial Corp.	2.8%
Integer Holdings Corp.	2.8%
Southwest Gas Holdings, Inc.	2.7%
Herc Holdings, Inc.	2.7%
Littelfuse, Inc.	2.6%

What did the Fund invest in?

Sector Weighting (% of net assets)

Financials
25.6%
Industrials
18.0%
Consumer Discretionary
11.8%
Information Technology
10.7%
Real Estate
7.3%
Materials
6.8%
Health Care
5.1%
Utilities
5.0%
Communication Services
4.7%
Energy
3.8%
Money Market Funds
1.6%
Liabilities in Excess of Other Assets
-0.4%

Value	Value
Liabilities in Excess of Other Assets	-0.4%
Money Market Funds	1.6%
Energy	3.8%
Communication Services	4.7%
Utilities	5.0%
Health Care	5.1%
Materials	6.8%
Real Estate	7.3%
Information Technology	10.7%
Consumer Discretionary	11.8%
Industrials	18.0%
Financials	25.6%

Material Fund Changes

No material changes occurred during the year ended January 31, 2025.

Channing Intrinsic Value Small-Cap Fund - I (OWLLX)

Annual Shareholder Report - January 31, 2025

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://funddocs.filepoint.com/channing/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 013125-OWLLX

Regan Floating Rate MBS ETF

(MBSF) NYSE Arca, Inc.

Annual Shareholder Report - January 31, 2025

Fund Overview

This annual shareholder report contains important information about Regan Floating Rate MBS ETF for the period of February 27, 2024 to January 31, 2025. You can find additional information about the Fund at https://www.regancapital.com/mutual-funds/fund-literature/. You can also request this information by contacting us at (844) 988-6273.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Regan Floating Rate MBS ETF	$47	0.49%

How did the Fund perform during the reporting period?

Since inception on February 27, 2024, the Fund returned 6.48% for the period ending January 31, 2025. The Fund outperformed in comparison to the Bloomberg U.S. Mortgage-Backed Securities (MBS) Index, which returned 4.46%. The portfolio’s floating rate nature and low duration helped to avoid interest rate sensitivity in an environment where actual interest rate cuts fell short of market expectations from the beginning of the year.

During this initial 11-month period, the Fund achieved its goal of current income, while also maintaining a low risk profile. We see the Fund positioned well due to current spread levels in comparison to AAA Collateralized Loan Obligation (CLO) floating rate securities, as well as seeing buyer demand from the banking industry returning to this asset class. These factors provide us with confidence that we’ll see continued strong performance across 2025. Overall, the low duration, attractive spread levels, and government backing of these securities have offered a higher yielding alternative to treasuries, for shareholders looking to achieve a higher level of risk-adjusted return on the most liquid portion of their portfolio.

How has the Fund performed since inception?

Total Return Based on $10,000 Investment

Regan Floating Rate MBS ETF - NAV
Bloomberg U.S. Aggregate Bond Index
Bloomberg U.S. Mortgage Backed Securities Index
$15,000
$10,000
$5,000
$0
$10,648
$10,446
$10,395
02/27/24
03/31/24
06/30/24
09/30/24
12/31/24
01/31/25

	Regan Floating Rate MBS ETF - NAV	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Mortgage Backed Securities Index
02/27/24	$10,000	$10,000	$10,000
03/31/24	$10,095	$10,134	$10,162
06/30/24	$10,288	$10,140	$10,169
09/30/24	$10,512	$10,667	$10,732
12/31/24	$10,605	$10,341	$10,393
01/31/25	$10,648	$10,395	$10,446

Average Annual Total Returns

Since Inception (February 27, 2024)
Regan Floating Rate MBS ETF	6.48%
Bloomberg U.S. Aggregate Bond Index	3.95%
Bloomberg U.S. Mortgage Backed Securities Index	4.46%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Value	Value
Other Assets in Excess of Liabilities	12.2%
U.S. Treasury Obligations	6.8%
Collateralized Mortgage Obligations	81.0%

Fund Statistics

  Net Assets$147,648,035
  Number of Portfolio Holdings163
  Advisory Fee $381,495
  Portfolio Turnover21%

Material Fund Changes

No material changes occurred during the year ended January 31, 2025.

Regan Floating Rate MBS ETF (MBSF)

Annual Shareholder Report - January 31, 2025

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://www.regancapital.com/mutual-funds/fund-literature/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 013125-MBSF

Summitry Equity Fund

 (GGEFX)

Annual Shareholder Report - January 31, 2025

Fund Overview

This annual shareholder report contains important information about Summitry Equity Fund (the "Fund") for the period of February 1, 2024 to January 31, 2025.  You can find additional information about the Fund at https://summitryfunds.com/reports/. You can also request this information by contacting us at (866) 954-6682.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Summitry Equity Fund	$144	1.25%

How did the Fund perform during the reporting period?

The Fund returned 30.08% for the fiscal year ending January 31, 2025. In comparison, our benchmark, the S&P 500 Index, returned 26.38% during the same period. Since inception on April 1, 2009, the Fund has returned 13.52% as compared to the 15.72% return of the benchmark.

During the period, the Fund outperformed on a relative basis primarily due to security selection. From a sector perspective, relative to the benchmark, the portfolio maintained an overweight position in Communications, Consumer Discretionary, and Financials. Our largest sector weighting remained Technology. Our best performing stocks came from multiple sectors but held in common that they continue to benefit from the secular trend of software as a service, cloud computing and increasingly artificial intelligence. Taiwan Semiconductor was up 86.8%, Meta Platforms up 77.2%, and Netflix increased 72.7% for the period. Taiwan Semiconductor ended the period as our largest holding followed by Alphabet, Amazon, Fiserv, and Visa.

Industrials were our worst performing sector up a positive 10.5%. Our Healthcare sector holdings also weighed on performance with the sector returning 10.8%. During the period, only four stocks had negative returns. Ulta Beauty was our worst performing stock down nearly 18%. GXO Logistics, Medtronics, and Universal Music Group declined 6.2%, 6.1%, and 4.3% respectively during the period.

In addition to the stock and security selection, the adviser’s decision to waive fees and reimburse expenses to the Fund due to the expense limitation cap impacted performance. Had the adviser not waived and reimbursed these expenses, the performance of the Fund would have been lower.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

	Summitry Equity Fund	S&P 500® Index
Jan-2015	$10,000	$10,000
Jan-2016	$10,042	$9,933
Jan-2017	$12,072	$11,924
Jan-2018	$14,266	$15,073
Jan-2019	$13,453	$14,724
Jan-2020	$15,626	$17,917
Jan-2021	$17,588	$21,008
Jan-2022	$21,936	$25,900
Jan-2023	$19,879	$23,772
Jan-2024	$24,194	$28,721
Jan-2025	$31,471	$36,297

Average Annual Total Returns

	1 Year	5 Years	10 Years
Summitry Equity Fund	30.08%	15.03%	12.15%
S&P 500® Index	26.38%	15.17%	13.76%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Fund Statistics

Net Assets	$83,925,451
Number of Portfolio Holdings	27
Advisory Fee (net of waivers)	$656,577
Portfolio Turnover	11%

What did the Fund invest in?

Sector Weighting (% of net assets)

Technology
34.7%
Consumer Discretionary
21.6%
Communications
16.2%
Financials
11.1%
Money Market Funds
7.7%
Industrials
4.9%
Health Care
3.8%

Value	Value
Health Care	3.8%
Industrials	4.9%
Money Market Funds	7.7%
Financials	11.1%
Communications	16.2%
Consumer Discretionary	21.6%
Technology	34.7%

Material Fund Changes

No material changes occurred during the year ended January 31, 2025.

Summitry Equity Fund (GGEFX)

Annual Shareholder Report - January 31, 2025

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://summitryfunds.com/reports/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 013125-GGEFX

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1)	The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	The audit committee financial expert is Andrea N. Mullins, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Summitry Equity Fund	FY 2025	$16,200
	FY 2024	$15,000

Belmont Theta Income Fund	FY 2025	$17,300
	FY 2024	$16,000

Channing Intrinsic Value Small-Cap Fund	FY 2025	$16,200
	FY 2024	$15,000

Regan Floating Rate MBS ETF	FY 2025	$19,350

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Summitry Equity Fund	FY 2025	$3,150
	FY 2024	$3,000

Belmont Theta Income Fund	FY 2025	$3,150
	FY 2024	$3,000

Channing Intrinsic Value Small-Cap Fund	FY 2025	$3,150
	FY 2024	$3,000

Regan Floating Rate MBS ETF	FY 2025	$3,150

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended January 31, 2025 and 2024 respectively.

(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the fiscal years ended January 31, 2025 and 2024 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Certain series of the registrant that appear in the shareholder report included in Item 1 are listed issuers as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and have a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The audit committee consists of all the Independent Trustees.

Item 6. Investments.

The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 7 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

Belmont Theta Income Fund

Annual Financial Statements

and Additional Information

January 31, 2025

Fund Adviser:

Belmont Capital, LLC

d/b/a Belmont Capital Group™

1875 Century Park East, Suite 1780

Los Angeles, CA 90067

Belmont Theta Income Fund

Schedule of Investments

January 31, 2025

	Principal
U.S. GOVERNMENT & AGENCIES(a)(b) — 56.95%	Amount	Fair Value
United States Treasury Bill, 4.93%, 3/20/2025	$2,700,000	$2,685,758
United States Treasury Bill, 4.94%, 5/15/2025	2,800,000	2,767,164
United States Treasury Bill, 4.31%, 8/7/2025	2,950,000	2,887,315
United States Treasury Bill, 4.15%, 10/2/2025	3,250,000	3,162,065
Total U.S. Government & Agencies (Cost $11,494,836)		11,502,302

	Number of	Notional	Exercise	Expiration
Description	Contracts	Amount	Price	Date	Fair Value
OPTIONS PURCHASED - 0.28%
CALL OPTIONS PURCHASED - 0.09%
Cboe Volatility Index	434	$705,250	$55.00	February 2025	$5,208
Cboe Volatility Index	418	679,250	50.00	March 2025	13,585
Total Call Options Purchased (Cost $37,013)					18,793
PUT OPTIONS PURCHASED - 0.19%
S&P 500® Index	35	21,186,515	5,140.00	February 2025	9,625
S&P 500® Index	33	19,975,857	5,080.00	March 2025	27,555
Total Put Options Purchased (Cost $91,508)					37,180
Total Options Purchased (Cost $128,521)					55,973
Total Investments — 57.23% (Cost $11,623,357)					11,558,275
Other Assets in Excess of Liabilities — 42.77%					8,637,430
NET ASSETS — 100.00%					$20,195,705

(a)	The rate shown represents effective yield at January 31, 2025.
(b)	Security, or a portion thereof, has been pledged as collateral on written options. The total collateral pledged is $11,502,302.

See accompanying notes which are an integral part of these financial statements.

Belmont Theta Income Fund

Schedule of Open Written Option Contracts

January 31, 2025

	Number of	Notional	Exercise	Expiration
Description	Contracts	Amount	Price	Date	Fair Value
WRITTEN OPTIONS - (1.30)%
WRITTEN PUT OPTIONS - (1.30)%
S&P 500® Index	(35)	$(21,186,515)	$5,905.00	February 2025	$(113,575)
S&P 500® Index	(33)	(19,975,857)	5,780.00	March 2025	(147,015)
Total Written Put Options (Premiums Received $462,797)					(260,590)
Total Written Options (Premiums Received $462,797)					$(260,590)

See accompanying notes which are an integral part of these financial statements.

Belmont Theta Income Fund

Statement of Assets and Liabilities

January 31, 2025

Assets
Investments in securities at fair value (cost $11,623,357) (Note 3)	$11,558,275
Cash	5,394,511
Cash held at broker for options contracts	3,465,428
Receivable for fund shares sold	61,000
Interest receivable	28,662
Prepaid expenses	7,476
Total Assets	20,515,352
Liabilities
Written options, at fair value (premiums received $462,797)	260,590
Payable for fund shares redeemed	3,928
Payable to Investment Adviser (Note 4)	9,107
Payable to affiliates (Note 4)	11,294
Payable to trustees	3,985
Other accrued expenses	30,743
Total Liabilities	319,647
Net Assets	$20,195,705
Net Assets consist of:
Paid-in capital	$19,314,617
Accumulated earnings	881,088
Net Assets	$20,195,705
Shares outstanding (unlimited number of shares authorized, no par value)	933,376
Net asset value, offering and redemption price per share (Note 2)	$21.64

See accompanying notes which are an integral part of these financial statements.

Belmont Theta Income Fund

Statement of Operations

For the Year Ended January 31, 2025

Investment Income
Interest income	$788,008
Broker interest	101,744
Total investment income	889,752
Expenses
Investment Adviser fees (Note 4)	320,718
Administration fees (Note 4)	45,717
Fund accounting fees (Note 4)	36,290
Compliance service fees (Note 4)	22,292
Audit and tax preparation fees	21,477
Legal fees	21,332
Trustee fees	15,511
Registration expenses	15,020
Transfer agent fees (Note 4)	13,778
Printing and postage expenses	9,427
Custodian fees	3,026
Miscellaneous expense	32,182
Total expenses	556,770
Fees contractually waived by Adviser (Note 4)	(192,173)
Net operating expenses	364,597
Net investment income	525,155
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Purchased options	(647,820)
Written options	2,320,336
Change in unrealized appreciation (depreciation) on:
Investment securities	10,226
Purchased options	(34,820)
Written options	48,150
Net realized and change in unrealized gain on investments	1,696,072
Net increase in net assets resulting from operations	$2,221,227

See accompanying notes which are an integral part of these financial statements.

Belmont Theta Income Fund

Statements of Changes in Net Assets

	For the Year Ended January 31, 2025	For the Year Ended January 31, 2024
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$525,155	$268,649
Net realized gain on investment securities transactions, purchased options and written options	1,672,516	875,801
Net change in unrealized appreciation of investment securities, purchased options and written options	23,556	222,484
Net increase in net assets resulting from operations	2,221,227	1,366,934
Distributions to shareholders from Earnings (Note 2)	(2,518,369)	(143,564)
Total distributions	(2,518,369)	(143,564)
Capital Transactions - Institutional Class:
Proceeds from shares sold	9,989,408	930,482
Reinvestment of distributions	2,518,369	143,564
Amount paid for shares redeemed	(3,877,490)	(1,324,236)
Net increase (decrease) in net assets resulting from capital transactions	8,630,287	(250,190)
Total Increase in Net Assets	8,333,145	973,180
Net Assets
Beginning of year	11,862,560	10,889,380
End of year	$20,195,705	$11,862,560
Share Transactions - Institutional Class:
Shares sold	447,180	45,255
Shares issued in reinvestment of distributions	119,128	6,690
Shares redeemed	(177,429)	(63,762)
Net increase (decrease) in shares	388,879	(11,817)

See accompanying notes which are an integral part of these financial statements.

Belmont Theta Income Fund - Institutional Class

Financial Highlights

(For a share outstanding during each year)

	For the Years Ended January 31,
	2025	2024	2023	2022	2021
Selected Per Share Data:
Net asset value, beginning of year	$21.79	$19.57	$19.42	$19.09	$20.03

Investment operations:
Net investment income (loss)	0.44	0.49	(0.26)	(0.39)	(0.22)
Net realized and unrealized gain (loss)	2.23	1.99	0.41	0.72	(0.72)
Total from investment operations	2.67	2.48	0.15	0.33	(0.94)

Less distributions to shareholders from:
Net investment income	(0.57)	(0.14)	—	—	—
Net realized gains	(2.25)	(0.12)	—	—	—
Total distributions	(2.82)	(0.26)	—	—	—

Net asset value, end of year	$21.64	$21.79	$19.57	$19.42	$19.09

Total Return(a)	12.59%	12.72%	0.77%	1.73%	(4.69)%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$20,196	$11,863	$10,889	$12,923	$12,825
Ratio of net expenses to average net assets(b)	1.99%	1.99%	2.13%	2.02%	2.10%
Ratio of expenses to average net assets before waiver and reimbursement	3.04%	3.69%	3.59%	3.19%	3.20%
Ratio of net investment income (loss) to average net assets	2.87%	2.35%	(1.21)%	(1.97)%	(1.08)%
Portfolio turnover rate	—%	—%	—%	—%	—%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(b)	This ratio includes the impact of broker interest fees. If this cost had been excluded, the ratio of expenses to average net assets would have been 1.99% for the periods ended January 31, 2023, January 31, 2022 and January 31, 2021.

See accompanying notes which are an integral part of these financial statements.

Belmont Theta Income Fund

Notes to the Financial Statements

January 31, 2025

NOTE 1. ORGANIZATION

The Belmont Theta Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund currently offers one class of shares: Institutional Shares. The Fund commenced operations on April 30, 2018. The Fund’s investment adviser is Belmont Capital, LLC d/b/a Belmont Capital Group™ (the “Adviser”). The investment objective of the Fund is to seek long-term growth of capital and income generation.

The Fund operates as a single operating segment. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed as a whole by the Adviser, who is responsible for the oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on

Belmont Theta Income Fund

Notes to the Financial Statements (continued)

January 31, 2025

undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended January 31, 2025, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations when incurred. During the fiscal year ended January 31, 2025, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds of the Trust based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method. Non-cash income, if any, is recorded at the fair market value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

Belmont Theta Income Fund

Notes to the Financial Statements (continued)

January 31, 2025

Share Valuation – The NAV is calculated each day the New York Stock Exchange (the “NYSE”) is open by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding for the Fund.

Options – The Fund utilizes a strategy of writing collateralized put spread options on U.S. indices, including the S&P 500® Index (SPX). The Fund attempts to generate returns through the receipt of options premiums from selling put spreads, as well as through investments in fixed income instruments and the purchase of call options on U.S. indices, including the Cboe Volatility Index (VIX), which collectively, are intended to reduce volatility relative to what it would be if the Fund held the underlying equity index on which the put spread options are written. The Fund’s investment in fixed income instruments typically consist of cash, investment grade money market instruments and short term U.S. Treasury obligations.

Derivative Transactions – The following tables identify the location and fair value of derivative instruments on the Statement of Assets and Liabilities as of January 31, 2025 and the effect of derivative instruments on the Statement of Operations for the fiscal year ended January 31, 2025.

Location of Derivatives on Statement of Assets and Liabilities
Derivatives	Asset Derivatives	Liability Derivatives	Fair Value
Equity Price Risk:
Purchased Options	Investments in securities at fair value		$55,973
Written Options		Written options, at fair value	(260,590)

For the fiscal year ended January 31, 2025:

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Price Risk:
Purchased Options	Net realized loss and change in unrealized depreciation on purchased options	$(647,820)	$(34,820)
Written Options	Net realized gain and change in unrealized appreciation on written options	2,320,336	48,150

Belmont Theta Income Fund

Notes to the Financial Statements (continued)

January 31, 2025

The notional value of the derivative instruments outstanding as of January 31, 2025 as disclosed in the Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statement of Assets and Liabilities as of January 31, 2025:

				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statement of Assets and liabilities	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Written Options	$260,590	$—	$260,590	$(260,590)	$—	$—

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Belmont Theta Income Fund

Notes to the Financial Statements (continued)

January 31, 2025

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Debt securities are valued by the Adviser as “Valuation Designee” under the oversight of the Board, by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at the mean between the most recent quoted bid and ask prices. Securities traded in the Nasdaq over-the-counter market are generally valued at the Nasdaq Official Closing Price. When using market quotations and when the market is considered active, the security is classified as a Level 1 security. In the

Belmont Theta Income Fund

Notes to the Financial Statements (continued)

January 31, 2025

event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser as “Valuation Designee” under the oversight of the Board. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV as reported by the underlying fund companies. These securities are categorized as Level 1 securities.

Exchange-traded options on securities and indices purchased or sold by the Fund generally will be valued at the mean of the last bid and ask prices. If there is no such reported ask on the valuation date, purchased options are valued at the most recent bid price. If there is no such reported bid on the valuation date, written options are valued at the most recent ask price. On the last business day of each month, the Cboe Options Exchange (“Cboe”) conducts special end-of-month non-trading closing rotations for the sole purpose of determining the fair value of the S&P 500® Index (SPX) option series. For month end valuations of SPX, the Cboe adjusted price will be used if the special end-of-month non-trading closing rotation fair value price differs from the price provided at market close. Options will generally be categorized as Level 2 securities.

In accordance with the Trust’s valuation policies and fair value determinations pursuant to Rule 2a-5 under the 1940 Act, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of

Belmont Theta Income Fund

Notes to the Financial Statements (continued)

January 31, 2025

quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2025:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
U.S. Government & Agencies	$—	$11,502,302	$—	$11,502,302
Call Options Purchased	18,793	—	—	18,793
Put Options Purchased	37,180	—	—	37,180
Total	$55,973	$11,502,302	$—	$11,558,275

Liabilities
Written Put Options	$(260,590)	$—	$—	$(260,590)
Total	$(260,590)	$—	$—	$(260,590)

The Fund did not hold any investments during or at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement, on behalf of the Fund (the “Agreement”), the Adviser manages the Fund’s investments subject to oversight of the Board. As compensation for its services, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly at an annual rate of 1.75% of the average daily net assets of the Fund. For the fiscal year ended January 31, 2025, the Adviser earned a fee of $320,718 from the Fund before the waivers described below. At January 31, 2025, the Fund owed the Adviser $9,107.

The Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until May 31, 2025, so that total annual fund operating expenses do not exceed 1.99%. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board, and it will automatically terminate upon the termination of the investment advisory agreement between the Trust and the Adviser. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, (vii) expenses incurred under a plan of distribution under Rule 12b-1, and (viii) expenses that the Fund has incurred but did

Belmont Theta Income Fund

Notes to the Financial Statements (continued)

January 31, 2025

not actually pay because of an expense offset arrangement, if applicable, in any fiscal year. The operating expense limitation also excludes any “Acquired Fund Fees and Expenses,” which are the expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies, including exchange-traded funds, that have their own expenses.

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the Fund within the three years following the date the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation that is in effect at the time of the repayment or at the time of the fee waiver or expense reimbursement, whichever is lower. For the fiscal year ended January 31, 2025, the Adviser waived fees or reimbursed expenses totaling $192,173. As of January 31, 2025, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements as follows:

Recoverable Through
January 31, 2026	$170,269
January 31, 2027	194,325
January 31, 2028	192,173

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agent services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer and an Anti-Money Laundering Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund, which are approved annually by the Board.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the (“Distributor”) serves as principal underwriter to the Fund and acts as the distributor of the Fund’s shares. The Distributor is a wholly-owned subsidiary of Ultimus. The officers of the Trust are members of management and/or employees of Ultimus or of NLCS, and are not paid by the Trust for services to the Fund. There were no payments made to the Distributor by the Fund for the fiscal year ended January 31, 2025.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended January 31, 2025, there were no purchases or sales of investment securities, other than short-term investments and short-term U.S. government obligations.

Belmont Theta Income Fund

Notes to the Financial Statements (continued)

January 31, 2025

NOTE 6. FEDERAL TAX INFORMATION

At January 31, 2025, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$80,264
Gross unrealized depreciation	(72,798)
Net unrealized appreciation on investments	$7,466
Tax cost of investments	$11,550,809

The difference between book basis and tax basis of unrealized appreciation (depreciation) is primarily attributable to the mark to market adjustments on options contracts.

The tax character of distributions paid for the fiscal years ended January 31, 2025 and January 31, 2024, were as follows:

	2025	2024
Distributions paid from:
Ordinary income(a)	$1,312,707	$102,870
Long-term capital gains	1,205,662	40,694
Total distributions paid	$2,518,369	$143,564

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At January 31, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$473,463
Undistributed long-term capital gains	400,159
Unrealized appreciation on investments and written options	7,466
Total accumulated earnings	$881,088

As of January 31, 2025, the Fund had no short-term and long-term capital loss carryforwards.

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Belmont Theta Income Fund

Notes to the Financial Statements (continued)

January 31, 2025

NOTE 8. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Belmont Theta Income Fund and

Board of Trustees of Valued Advisers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and open written option contracts, of Belmont Theta Income Fund (the “Fund”), a series of Valued Advisers Trust, as of January 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2025, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 28, 2025

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2026 will show the tax status of all distributions paid to your account in calendar year 2025. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 0% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2025 ordinary income dividends, 0% qualifies for the corporate dividends received deduction.

For the fiscal year ended January 31, 2025, the Fund designated $1,205,662 as long-term capital gain distributions.

Additional Information (Unaudited)

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the period covered by this report.

Proxy Disclosures

Not applicable.

Remuneration Paid to Directors, Officers and Others

Refer to the financial statements included herein.

Statement Regarding Basis for Approval of Investment Advisory Agreement

At a meeting held on December 2-3, 2024, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement (the “Belmont Agreement”) between Valued Advisers Trust (the “Trust”) and Belmont Capital, LLC (“Belmont”) with respect to the Belmont Theta Income Fund (the “Belmont Fund”). Belmont provided written information to the Board to assist the Board in its considerations.

Counsel reminded the Trustees of their fiduciary duties and responsibilities as summarized in a memorandum from his firm, including the factors to be considered, and the application of those factors to Belmont and the Belmont Agreement. In assessing the factors and reaching its decision, the Board took into consideration information furnished by Belmont and the Trust’s other service providers for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared or presented in connection with the renewal process, including information presented at this meeting. The Board requested and was provided with, and reflected on, information and reports relevant to the annual renewal of the Belmont Agreement, including: (i) reports regarding the services and support provided to the Belmont Fund by Belmont; (ii) quarterly assessments of the investment performance of the Belmont Fund by personnel of Belmont; (iii) commentary on the reasons for the performance; (iv) presentations by Belmont addressing its investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Belmont Fund and Belmont; (vi) disclosure information contained in the Trust’s registration statement and Belmont’s Form ADV; and (vii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in considering and approving the Belmont Agreement. The Board also requested and received various informational materials including, without limitation: (a) documents containing information about Belmont, including its financial information; a description of its personnel and the services it provides to the Belmont Fund; information on Belmont’s investment advice and performance; summaries of the Belmont Fund’s expenses, compliance program, current legal matters, and other general information; (b) comparative expense and performance information for other mutual funds with strategies similar to the Belmont Fund; and (c) the benefits to be realized by Belmont from its relationship with the Belmont Fund. The Board did not identify any particular information that was most relevant to its consideration of the Belmont Agreement and each Trustee may have afforded different weight to the various factors.

1. The nature, extent, and quality of the services to be provided by Belmont. In this regard, the Board considered Belmont’s responsibilities under the Belmont Agreement. The Trustees considered the

Additional Information (Unaudited) (continued)

services being provided by Belmont to the Belmont Fund. The Trustees discussed, among other things: the quality of Belmont’s investment advisory services (including research and recommendations with respect to portfolio securities), its process for formulating investment recommendations and assuring compliance with the Belmont Fund’s investment objectives and limitations, its coordination of services for the Belmont Fund among the Belmont Fund’s service providers, and its efforts to promote the Belmont Fund and grow its assets. The Trustees considered Belmont’s continuity of, and commitment to retain, qualified personnel and Belmont’s commitment to maintain and enhance its resources and systems. The Trustees considered Belmont’s personnel, including the education and experience of the personnel. After considering the foregoing information and further information in the Meeting materials provided by Belmont (including Belmont’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by Belmont were satisfactory and adequate for the Belmont Fund.

2. Investment Performance of the Belmont Fund and Belmont. In considering the investment performance of the Belmont Fund and Belmont, the Trustees compared the performance of the Belmont Fund with the performance of funds in the same Morningstar category, as well as with peer group data and the Belmont Fund’s benchmarks. The Trustees noted that the Belmont Fund had outperformed compared to its peer group median for the one year and three year periods ended September 30, 2024, and had underperformed for the five year and since inception periods. They observed that the Belmont Fund performed better than its style-specific benchmark for the one year, three year, five year, and since inception periods ended September 30, 2024. With regard to its broad market benchmark, they noted that the Belmont Fund performed worse for all periods presented. The Trustees observed that the Belmont Fund had performed below its category median for the one year, five year, and since inception periods ended September 30, 2024, and had outperformed the median for the three year period. The Trustees considered the fact that the Belmont Fund changed its strategy in 2023, and that its performance since that time has improved. The Trustees also considered the consistency of Belmont’s management of the Belmont Fund with its investment objective, strategies, and limitations. The Trustees considered the Belmont Fund’s performance relative to the performance of Belmont’s Hedged Put Write strategy and noted that the performance was very close. They considered Belmont’s explanation regarding the reasons for the small difference, and determined that the explanation was reasonable. After reviewing and discussing the investment performance of the Belmont Fund further, Belmont’s experience managing the Belmont Fund, Belmont’s historical performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Belmont Fund and Belmont was acceptable.

3. The costs of the services to be provided and profits to be realized by Belmont from the relationship with the Belmont Fund. In considering the costs of services to be provided and the profits to be realized by Belmont from the relationship with the Belmont Fund, the Trustees considered: (1) Belmont’s financial condition; (2) the asset level of the Belmont Fund; (3) the overall expenses of the Belmont Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by Belmont regarding its profits associated with managing the Belmont Fund. The Trustees also considered potential benefits for Belmont in managing the Belmont Fund. The Trustees then compared the fees and expenses of the Belmont Fund (including the management fee) to other comparable mutual funds. The Trustees observed that the Belmont Fund’s advisory fee was the highest in its Morningstar category, and equal to the highest of its peer group. The Trustees

Additional Information (Unaudited) (continued)

considered Belmont’s view that the funds included in the Morningstar category and in the peer group are not comparable to the Belmont Fund, and the Board was satisfied that Belmont had sufficiently differentiated the Belmont Fund from others in the peer group. Based on the foregoing, the Board concluded that the fees to be paid to Belmont by the Belmont Fund and the profits to be realized by Belmont, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Belmont.

4. The extent to which economies of scale would be realized as the Belmont Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Belmont Fund’s investors. In this regard, the Board considered the Belmont Fund’s fee arrangements with Belmont. The Board considered that while the management fee remained the same at all asset levels, the Belmont Fund’s shareholders had experienced benefits from the Belmont Fund’s expense limitation arrangement, and that Belmont had agreed to extend that arrangement for another year. They also noted that the Belmont Fund’s shareholders would continue to benefit from the economies of scale under the Trust’s agreements with service providers other than Belmont. In light of the foregoing, the Board determined that the Belmont Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Belmont.

5. Possible conflicts of interest and benefits to Belmont. In considering Belmont’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Belmont Fund; the basis of decisions to buy or sell securities for the Belmont Fund and/or Belmont’s other accounts; and the substance and administration of Belmont’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to Belmont’s potential conflicts of interest. The Trustees discussed Belmont’s practices for seeking best execution for the Belmont Fund’s portfolio transactions. The Board noted that Belmont does not engage in soft dollar arrangements and has not identified any indirect benefits from its relationship with the Belmont Fund other than reputational benefit when marketing the Fund and its other separately managed account services. Based on the foregoing, the Board determined that Belmont’s standards and practices relating to the identification and mitigation of potential conflicts of interest were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by counsel and further discussion among the Board members, the Board determined to approve the continuation of the Belmont Agreement.

Proxy Voting (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (800) 789-1087 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

Channing Intrinsic Value Small-Cap Fund

Institutional Class - OWLLX

Annual Financial Statements

and Additional Information

January 31, 2025

Fund Adviser:

Channing Capital Management, LLC

10 S. LaSalle Street, Suite 2401

Chicago, IL 60603

(312) 223-0211 www.channingcapital.com

Channing Intrinsic Value Small-Cap Fund

Schedule of Investments

January 31, 2025

COMMON STOCKS — 98.81%	Shares	Fair Value
Communication Services — 4.73%
Madison Square Garden Entertainment Corp.(a)	6,580	$239,117
Nexstar Media Group, Inc.	1,610	246,684
		485,801
Consumer Discretionary — 11.82%
Asbury Automotive Group, Inc.(a)	857	254,255
Boyd Gaming Corp.	3,378	258,923
Brunswick Corp.	2,882	194,362
Installed Building Products, Inc.	690	137,200
OneSpaWorld Holdings Ltd.	9,028	192,838
PVH Corp.	1,978	177,229
		1,214,807
Energy — 3.82%
Northern Oil and Gas, Inc.	5,548	199,451
SM Energy Co.	5,089	193,178
		392,629
Financials — 25.53%
Affiliated Managers Group, Inc.	1,615	303,523
Artisan Partners Asset Management, Inc., Class A	5,581	249,415
Evercore, Inc., Class A	363	105,731
Old National Bancorp	13,037	310,933
Perella Weinberg Partners	4,287	110,690
Pinnacle Financial Partners, Inc.	2,429	303,066
Selective Insurance Group, Inc.	933	78,493
SouthState Corp.	2,789	294,491
Stifel Financial Corp.	2,340	271,089
Synovus Financial Corp.	5,482	309,295
Wintrust Financial Corp.	2,199	287,651
		2,624,377
Health Care — 5.09%
Integer Holdings Corp.(a)	2,010	285,862
Merit Medical Systems, Inc.(a)	2,175	236,814
		522,676
Industrials — 17.98%
Brink’s Co. (The)	2,637	246,111
Gates Industrial Corp. PLC(a)	13,066	270,336
Herc Holdings, Inc.	1,336	272,491
Hexcel Corp.	3,769	245,739
Hillenbrand, Inc.	4,523	153,737
MSA Safety, Inc.	1,529	251,872
Parsons Corp.(a)	2,646	209,748
SPX Technologies, Inc.(a)	974	144,658
Timken Co. (The)	657	52,737
		1,847,429
Information Technology — 10.73%
Advanced Energy Industries, Inc.	2,331	268,251

See accompanying notes which are an integral part of these financial statements.

1

Channing Intrinsic Value Small-Cap Fund

Schedule of Investments (continued)

January 31, 2025

COMMON STOCKS — 98.81% - (continued)	Shares	Fair Value
Information Technology — 10.73% - continued
Belden, Inc.	1,752	$204,055
FormFactor, Inc.(a)	4,786	191,680
Littelfuse, Inc.	1,142	272,208
Veeco Instruments, Inc.(a)	6,556	166,391
		1,102,585
Materials — 6.81%
Allegheny Technologies, Inc.(a)	4,605	262,900
Avient Corp.	5,448	233,719
Louisiana-Pacific Corp.	1,735	202,943
		699,562
Real Estate — 7.30%
Corporate Office Properties Trust	8,802	259,131
Cushman & Wakefield PLC(a)	14,738	203,237
McGrath RentCorp(a)	267	32,753
STAG Industrial, Inc.	7,467	255,222
		750,343
Utilities — 5.00%
Portland General Electric Co.	5,842	240,340
Southwest Gas Holdings, Inc.	3,661	273,403
		513,743
Total Common Stocks (Cost $8,441,430)		10,153,952

MONEY MARKET FUNDS - 1.59%
First American Treasury Obligations Fund, Class X, 4.30%(b)	163,642	163,642
Total Money Market Funds (Cost $163,642)		163,642
Total Investments — 100.40% (Cost $8,605,072)		10,317,594
Liabilities in Excess of Other Assets — (0.40)%		(41,478)
NET ASSETS — 100.00%		$10,276,116

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of January 31, 2025.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.

2

Channing Intrinsic Value Small-Cap Fund

Statement of Assets and Liabilities

January 31, 2025

Assets
Investments in securities at fair value (cost $8,605,072) (Note 3)	$10,317,594
Receivable for investments sold	25,119
Dividends receivable	2,617
Receivable from Adviser (Note 4)	11,157
Prepaid expenses	4,164
Total Assets	10,360,651
Liabilities
Payable for investments purchased	40,844
Payable to affiliates (Note 4)	12,042
Payable to trustees	2,036
Other accrued expenses	29,613
Total Liabilities	84,535
Net Assets	$10,276,116
Net Assets consist of:
Paid-in capital	$9,236,263
Accumulated earnings	1,039,853
Net Assets	$10,276,116
Shares outstanding (unlimited number of shares authorized, no par value)	915,907
Net asset value, offering and redemption price per share (Note 2)	$11.22

See accompanying notes which are an integral part of these financial statements.

3

Channing Intrinsic Value Small-Cap Fund

Statement of Operations

For the year ended January 31, 2025

Investment Income
Dividend income	$134,216
Total investment income	134,216
Expenses
Investment Adviser fees (Note 4)	66,883
Administration and fund accounting fees (Note 4)	69,515
Legal fees	21,828
Compliance service fees (Note 4)	19,667
Audit and tax preparation fees	18,679
Transfer agent fees (Note 4)	16,882
Trustee fees	14,121
Custodian fees	9,586
Printing and postage expenses	8,929
Registration expenses	8,585
Miscellaneous expense	28,183
Total expenses	282,858
Fees contractually waived and expenses reimbursed by Adviser (Note 4)	(192,075)
Net operating expenses	90,783
Net investment income	43,433
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	489,183
Net change in unrealized appreciation on investment securities	762,212
Net realized and change in unrealized gain on investments	1,251,395
Net increase in net assets resulting from operations	$1,294,828

See accompanying notes which are an integral part of these financial statements.

4

Channing Intrinsic Value Small-Cap Fund

Statements of Changes in Net Assets

	For the Year Ended January 31, 2025	For the Year Ended January 31, 2024
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$43,433	$33,831
Net realized gain (loss) on investment securities transactions	489,183	(429,213)
Net change in unrealized appreciation of investment securities	762,212	747,582
Net increase in net assets resulting from operations	1,294,828	352,200
Distributions to shareholders from Earnings (Note 2)	(44,774)	(35,258)
Total distributions	(44,774)	(35,258)
Capital Transactions - Institutional Class:
Proceeds from shares sold	2,109,000	10,000
Reinvestment of distributions	41,578	32,068
Amount paid for shares redeemed	(107,387)	(700,000)
Net increase (decrease) in net assets resulting from capital transactions	2,043,191	(657,932)
Total Increase (Decrease) in Net Assets	3,293,245	(340,990)
Net Assets
Beginning of year	6,982,871	7,323,861
End of year	$10,276,116	$6,982,871
Share Transactions - Institutional Class:
Shares sold	198,982	1,185
Shares issued in reinvestment of distributions	3,829	3,249
Shares redeemed	(9,694)	(71,429)
Net increase (decrease) in shares	193,117	(66,995)

See accompanying notes which are an integral part of these financial statements.

5

Channing Intrinsic Value Small-Cap Fund - Institutional Class

Financial Highlights

(For a share outstanding during each period)

	For the Years Ended January 31,			For the Period Ended January 31,
	2025	2024	2023	2022(a)
Selected Per Share Data:
Net asset value, beginning of period	$9.66	$9.27	$9.77	$10.00

Investment operations:
Net investment income	0.05	0.05	0.03	0.02
Net realized and unrealized gain (loss) on investments	1.56	0.39	(0.50)	(0.22)
Total from investment operations	1.61	0.44	(0.47)	(0.20)

Less distributions to shareholders from:
Net investment income	(0.05)	(0.05)	(0.03)	(0.03)
Total distributions	(0.05)	(0.05)	(0.03)	(0.03)

Net asset value, end of period	$11.22	$9.66	$9.27	$9.77

Total Return(b)	16.67%	4.72%	(4.72)%	(2.03	)%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$10,276	$6,983	$7,324	$1,868
Ratio of net expenses to average net assets	0.95%	0.95%	0.95%	0.95	%(d)
Ratio of expenses to average net assets before waiver and reimbursement	2.96%	3.70%	3.90%	12.86	%(d)
Ratio of net investment income to average net assets	0.45%	0.49%	0.34%	0.27	%(d)
Portfolio turnover rate	48%	65%	72%	23	%(c)

(a)	For the period June 30, 2021 (commencement of operations) to January 31, 2022.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.

6

Channing Intrinsic Value Small-Cap Fund

Notes to the Financial Statements

January 31, 2025

NOTE 1. ORGANIZATION

The Channing Intrinsic Value Small-Cap Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board” or “Trustees”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund currently offers one class of shares: Institutional Shares. The Fund commenced operations on June 30, 2021. The Fund’s investment adviser is Channing Capital Management, LLC (the “Adviser”). The investment objective of the Fund is long-term capital appreciation.

The Fund operates as a single operating segment. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed as a whole by the Adviser, who is responsible for the oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and

7

Channing Intrinsic Value Small-Cap Fund

Notes to the Financial Statements (continued)

January 31, 2025

gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended January 31, 2025, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations when incurred. During the fiscal year ended January 31, 2025, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last tax year end and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds of the Trust based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date.

The calendar year end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Non-cash income, if any, is recorded at the fair market value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net

8

Channing Intrinsic Value Small-Cap Fund

Notes to the Financial Statements (continued)

January 31, 2025

assets, results of operations or net asset value (“NAV”) per share of the Fund. For the fiscal year ended January 31, 2025, the Fund did not make any reclassifications.

Share Valuation – The NAV is calculated each day the New York Stock Exchange (the “NYSE”) is open by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding for the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

9

Channing Intrinsic Value Small-Cap Fund

Notes to the Financial Statements (continued)

January 31, 2025

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the Nasdaq over-the-counter market are generally valued at the Nasdaq Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser as “Valuation Designee” under the oversight of the Board. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV as reported by the underlying fund companies. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies and fair value determinations pursuant to Rule 2a-5 under the 1940 Act, the Adviser as Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Funds might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a

10

Channing Intrinsic Value Small-Cap Fund

Notes to the Financial Statements (continued)

January 31, 2025

small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2025:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$10,153,952	$—	$—	$10,153,952
Money Market Funds	163,642	—	—	163,642
Total	$10,317,594	$—	$—	$10,317,594

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments during or at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement, on behalf of the Fund (the “Agreement”), the Adviser manages the Fund’s investments subject to oversight of the Board. As compensation for its services, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly at an annual rate of 0.70% of the average daily net assets of the Fund. For the fiscal year ended January 31, 2025, the Adviser earned a fee of $66,883 from the Fund before the waivers and reimbursements described below. At January 31, 2025, the Adviser owed the Fund $11,157.

The Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until May 31, 2025, so that total annual fund operating expenses do not exceed 0.95%. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board, and it will automatically terminate upon the termination of the investment advisory agreement between the Trust and the Adviser. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with GAAP, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, (vii) expenses incurred under a plan of distribution under Rule 12b-1, and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, in any fiscal year. The operating expense limitation also excludes any “Acquired Fund Fees and Expenses,” which are the expenses indirectly

11

Channing Intrinsic Value Small-Cap Fund

Notes to the Financial Statements (continued)

January 31, 2025

incurred by the Fund as a result of investing in money market funds or other investment companies, including exchange-traded funds, that have their own expenses.

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the Fund within the three years following the date the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation that is in effect at the time of the repayment or at the time of the fee waiver or expense reimbursement, whichever is lower. For the fiscal year ended January 31, 2025, the Adviser waived fees or reimbursed expenses totaling $192,075. As of January 31, 2025, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements as follows:

Recoverable Through
January 31, 2026	$173,901
January 31, 2027	188,169
January 31, 2028	192,075

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agent services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer and an Anti-money Laundering Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund.

The officers of the Trust are members of management and/or employees of Ultimus or of NLCS, and are not paid by the Trust for services to the Fund. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the distributor of the Fund’s shares. The Distributor is a wholly-owned subsidiary of Ultimus. There were no payments made to the Distributor by the Fund for the fiscal year ended January 31, 2025.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended January 31, 2025, purchases and sales of investment securities, other than short-term investments, were $6,602,479 and $4,508,473, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended January 31, 2025.

12

Channing Intrinsic Value Small-Cap Fund

Notes to the Financial Statements (continued)

January 31, 2025

NOTE 6. FEDERAL TAX INFORMATION

At January 31, 2025, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes were as follows:

Gross unrealized appreciation	$1,884,933
Gross unrealized depreciation	(236,568)
Net unrealized appreciation on investments	1,648,365
Tax cost of investments	$8,669,229

At January 31, 2025, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

The tax character of distributions paid for the years ended January 31, 2025 and January 31, 2024 were as follows:

	2025	2024
Distributions paid from:
Ordinary income(a)	$44,774	$35,258
Total distributions paid	$44,774	$35,258

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At January 31, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(608,512)
Unrealized appreciation on investments	1,648,365
Total accumulated earnings	$1,039,853

As of January 31, 2025, the Fund had short-term and long-term capital loss carryforwards of $603,214 and $0, respectively. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. For the fiscal year ended January 31, 2025, the Fund utilized long-term capital loss carryforwards in the amount of $468,274. As of January 31, 2025, the Fund had deferred Qualified Late Year Ordinary losses of $5,298.

NOTE 7. SECTOR RISK

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector,

13

Channing Intrinsic Value Small-Cap Fund

Notes to the Financial Statements (continued)

January 31, 2025

and therefore the value of the Fund’s portfolio will be adversely affected. As of January 31, 2025, the Fund had 25.53% of the value of its net assets invested in stocks within the Financials sector.

NOTE 8. INDEMNIFICATIONS

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

14

Report of Independent Registered Public Accounting Firm

To the Shareholders of Channing Intrinsic Value Small-Cap Fund and

Board of Trustees of Valued Advisers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Channing Intrinsic Value Small-Cap Fund (the “Fund”), a series of Valued Advisers Trust, as of January 31, 2025, the related statement of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2025, the results of its operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Channing Intrinsic Value Small-Cap Fund	For the year ended January 31, 2025	For the years ended January 31, 2025 and 2024	For the years ended January 31, 2025, 2024, and 2023 and for the period from June 30, 2021 (commencement of operations) through January 31, 2022

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating

15

Report of Independent Registered Public Accounting Firm (continued)

the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2021.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 28, 2025

16

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2026 will show the tax status of all distributions paid to your account in calendar year 2025. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 100% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2025 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

For the year ended January 31, 2025, the Fund designated $– as long-term capital gain distributions.

17

Additional Information (Unaudited)

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the period covered by this report.

Proxy Disclosures

Not applicable.

Remuneration Paid to Directors, Officers and Others

Refer to the financial statements included herein.

Statement Regarding Basis for Approval of Investment Advisory Agreement

Not applicable.

18

Proxy Voting (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (833) 565-1919 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

Regan Floating Rate MBS ETF (MBSF)

NYSE Arca, Inc.

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

JANUARY 31, 2025

Fund Adviser:

Regan Capital, LLC

300 Crescent Court, Suite 1760

Dallas, TX 75201

(844) 988-6273

TABLE OF CONTENTS

SCHEDULE OF INVESTMENTS	2
STATEMENT OF ASSETS AND LIABILITIES	7
STATEMENT OF OPERATIONS	8
STATEMENT OF CHANGES IN NET ASSETS	9
FINANCIAL HIGHLIGHTS	10
NOTES TO FINANCIAL STATEMENTS	11
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	16
ADDITIONAL INFORMATION	17

Regan Floating Rate MBS ETF

Schedule of Investments

January 31, 2025

COLLATERALIZED MORTGAGE OBLIGATIONS — 81.02%(a)	Principal Amount	Fair Value
Fannie Mae REMIC, Series 53, Class FY, 4.97%, 8/25/2032	$45,364	$45,265
Fannie Mae REMIC, Series 68, Class FB, 4.97%, 10/25/2032	36,345	36,217
Fannie Mae REMIC, Series 64, Class FS, 6.05%, 7/25/2033	44,136	45,123
Fannie Mae REMIC, Series 69, Class NF, 6.15%, 7/25/2033	200,980	206,103
Fannie Mae REMIC, Series 81, Class FE, 4.97%, 9/25/2033	59,255	59,185
Fannie Mae REMIC, Series 40, Class FY, 4.92%, 5/25/2034	972,691	969,885
Fannie Mae REMIC, Series 25, Class PF, 4.82%, 4/25/2035	91,257	90,380
Fannie Mae REMIC, Series 20, Class GF, 4.82%, 4/25/2036	87,555	86,839
Fannie Mae REMIC, Series 45, Class FM, 4.87%, 6/25/2036	113,523	112,799
Fannie Mae REMIC, Series 101, Class FC, 4.77%, 7/25/2036	57,420	56,679
Fannie Mae REMIC, Series 101, Class FD, 4.77%, 7/25/2036	38,911	38,372
Fannie Mae REMIC, Series 81, Class FB, 4.82%, 9/25/2036	769,999	762,997
Fannie Mae REMIC, Series 88, Class AF, 4.93%, 9/25/2036	112,158	111,544
Fannie Mae REMIC, Series 86, Class CF, 5.67%, 9/25/2036	76,949	78,238
Fannie Mae REMIC, Series 101, Class FA, 4.89%, 10/25/2036	892,810	886,817
Fannie Mae REMIC, Series 108, Class FB, 4.77%, 11/25/2036	431,320	429,459
Fannie Mae REMIC, Series 92, Class OF, 5.04%, 9/25/2037	113,238	112,724
Fannie Mae REMIC, Series 102, Class FA, 5.04%, 11/25/2037	55,910	55,814
Fannie Mae REMIC, Series 117, Class FM, 5.17%, 1/25/2038	175,521	175,114
Fannie Mae REMIC, Series 117, Class MF, 5.17%, 1/25/2038	122,833	122,509
Fannie Mae REMIC, Series 12, Class FA, 5.14%, 3/25/2038	65,156	65,347
Fannie Mae REMIC, Series 16, Class KF, 5.27%, 3/25/2038	112,701	112,773
Fannie Mae REMIC, Series 68, Class FC, 5.44%, 8/25/2038	899,942	914,293
Fannie Mae REMIC, Series 38, Class FC, 5.02%, 6/25/2040	121,921	121,644
Fannie Mae REMIC, Series 58, Class FY, 5.20%, 6/25/2040	72,702	72,585
Fannie Mae REMIC, Series 2010-141 FB, 4.94%, 12/25/2040	1,266,236	1,250,333
Fannie Mae REMIC, Series 55, Class FJ, 4.91%, 6/25/2041	601,987	597,658
Fannie Mae REMIC, Series 19, Class JF, 5.02%, 3/25/2042	69,707	69,459
Fannie Mae REMIC, Series 70, Class FA, 4.92%, 7/25/2042	881,566	874,315
Fannie Mae REMIC, Series 122, Class FM, 4.87%, 11/25/2042	1,261,907	1,238,479
Fannie Mae REMIC, Series 10, Class FA, 4.82%, 2/25/2043	151,135	147,669
Fannie Mae REMIC, Series 10, Class FB, 4.82%, 2/25/2043	196,938	192,454
Fannie Mae REMIC, Series 92, Class FA, 5.02%, 9/25/2043	315,579	311,430
Fannie Mae REMIC, Series 118, Class FB, 4.99%, 12/25/2043	158,619	156,300
Fannie Mae REMIC, Series 10, Class KF, 4.92%, 3/25/2044	167,949	165,333
Fannie Mae REMIC, Series 79, Class FE, 4.72%, 11/25/2045	91,947	89,942
Fannie Mae REMIC, Series 2, Class FB, 4.87%, 2/25/2046	149,464	145,823
Fannie Mae REMIC, Series 25, Class FL, 4.97%, 5/25/2046	1,252,296	1,232,661
Fannie Mae REMIC, Series 91, Class AF, 4.87%, 12/25/2046	59,811	59,228
Fannie Mae REMIC, Series 106, Class EF, 4.97%, 1/25/2047	1,852,806	1,823,948
Fannie Mae REMIC, Series 79, Class FB, 4.72%, 10/25/2047	582,573	581,068
Fannie Mae REMIC, Series 36, Class FD, 4.72%, 6/25/2048	140,671	138,724
Fannie Mae REMIC, Series 15, Class FA, 4.97%, 4/25/2049	181,383	177,902
Fannie Mae REMIC, Series 33, Class FB, 4.92%, 7/25/2049	302,773	296,977

The accompanying notes are an integral part of these financial statements.

2

Regan Floating Rate MBS ETF

Schedule of Investments (Continued)

January 31, 2025

COLLATERALIZED MORTGAGE OBLIGATIONS — 81.02%(a)	Principal Amount	Fair Value
Fannie Mae REMIC, Series 38, Class FA, 4.92%, 7/25/2049	$5,483,107	$5,360,223
Fannie Mae REMIC, Series 38, Class CF, 4.92%, 7/25/2049	1,283,204	1,256,995
Fannie Mae REMIC, Series 43, Class FD, 4.87%, 8/25/2049	689,064	674,818
Fannie Mae REMIC, 4.92%, 10/25/2049	1,061,138	1,041,940
Fannie Mae REMIC, Series 67, Class FB, 4.92%, 11/25/2049	189,802	186,217
Fannie Mae REMIC, Series 61, Class AF, 4.97%, 11/25/2049	4,904,721	4,824,145
Fannie Mae REMIC, Series 81, Class QF, 4.97%, 12/25/2049	2,277,579	2,229,054
Fannie Mae REMIC, Series 37, Class FH, 4.87%, 1/25/2050	824,462	808,579
Fannie Mae REMIC, Series 81, Class FJ, 4.97%, 1/25/2050	1,407,932	1,377,953
Fannie Mae REMIC, Series 79, Class FA, 4.97%, 1/25/2050	479,135	470,234
Fannie Mae REMIC, Series 12, Class FL, 4.92%, 3/25/2050	747,380	726,608
Fannie Mae REMIC, Series 10, Class FE, 4.97%, 3/25/2050	6,135,297	6,006,248
Fannie Mae REMIC, Series 36, Class FH, 4.92%, 6/25/2050	2,245,776	2,173,788
Fannie Mae REMIC, Series 54, Class WF, 4.22%, 8/25/2050	461,874	450,261
Fannie Mae REMIC, Series 37, Class FG, 4.77%, 8/25/2050	318,812	310,538
Fannie Mae REMIC, Series 41, Class GF, 4.97%, 3/25/2053	4,334,491	4,298,008
Fannie Mae REMIC, Series 4, Class FB, 5.00%, 3/25/2053	1,724,566	1,701,720
Fannie Mae REMIC, Series 41, Class FG, 4.97%, 8/25/2059	501,324	492,010
Freddie Mac REMIC, Series 2481, Class FE, 5.52%, 3/15/2032	51,829	52,420
Freddie Mac REMIC, Series 3969, Class AF, 4.97%, 10/15/2033	787,888	785,544
Freddie Mac REMIC, Series 2733, Class FB, 5.12%, 10/15/2033	45,722	45,811
Freddie Mac REMIC, Series 3305, Class BF, 4.84%, 7/15/2034	288,877	285,938
Freddie Mac REMIC, Series 3067, Class FA, 4.87%, 11/15/2035	855,208	848,097
Freddie Mac REMIC, Series 3155, Class PF, 4.87%, 5/15/2036	779,277	772,574
Freddie Mac REMIC, Series 3153, Class FX, 4.87%, 5/15/2036	127,970	127,081
Freddie Mac REMIC, Series 3222, Class KF, 4.92%, 9/15/2036	211,580	210,053
Freddie Mac REMIC, Series 3210, Class FA, 4.92%, 9/15/2036	306,106	303,815
Freddie Mac REMIC, Series 3361, Class AF, 4.87%, 11/15/2036	57,178	56,642
Freddie Mac REMIC, Series 3281, Class AF, 4.84%, 2/15/2037	164,853	162,521
Freddie Mac REMIC, Series 3284, Class CF, 4.89%, 3/15/2037	240,040	236,316
Freddie Mac REMIC, Series 3309, Class FG, 4.95%, 4/15/2037	97,755	96,432
Freddie Mac REMIC, Series 4276, Class FA, 5.02%, 9/15/2037	292,856	286,082
Freddie Mac REMIC, Series 3371, Class FA, 5.12%, 9/15/2037	86,131	86,098
Freddie Mac REMIC, Series 4832, Class FW, 5.15%, 4/15/2038	604,549	595,577
Freddie Mac REMIC, Series 3455, Class FG, 5.42%, 6/15/2038	837,985	842,746
Freddie Mac REMIC, Series 5335, Class FB, 5.22%, 10/15/2039	175,080	175,907
Freddie Mac REMIC, Series 3639, Class FC, 5.27%, 2/15/2040	157,944	158,941
Freddie Mac REMIC, Series 3666, Class FC, 5.25%, 5/15/2040	151,359	151,060
Freddie Mac REMIC, Series 3740, Class DF, 5.00%, 10/15/2040	100,237	98,884
Freddie Mac REMIC, Series 3759, Class FB, 5.02%, 11/15/2040	293,093	289,378
Freddie Mac REMIC, Series 3997, Class FJ, 4.97%, 1/15/2041	239,959	238,162
Freddie Mac REMIC, Series 3843, Class FE, 5.07%, 4/15/2041	229,556	227,326
Freddie Mac REMIC, Series 4105, Class LF, 4.87%, 8/15/2041	391,396	389,938
Freddie Mac REMIC, Series 3930, Class KF, 5.02%, 9/15/2041	3,161,770	3,145,683

The accompanying notes are an integral part of these financial statements.

3

Regan Floating Rate MBS ETF

Schedule of Investments (Continued)

January 31, 2025

COLLATERALIZED MORTGAGE OBLIGATIONS — 81.02%(a)	Principal Amount	Fair Value
Freddie Mac REMIC, Series 4068, Class UF, 5.02%, 6/15/2042	$407,748	$401,977
Freddie Mac REMIC, Series 4116, Class LF, 4.82%, 10/15/2042	1,613,257	1,574,842
Freddie Mac REMIC, Series 4122, Class FP, 4.92%, 10/15/2042	255,719	251,200
Freddie Mac REMIC, Series 5031, Class FA, 4.71%, 8/15/2043	2,009,920	1,943,091
Freddie Mac REMIC, Series 4240, Class FA, 5.02%, 8/15/2043	627,147	617,122
Freddie Mac REMIC, Series 4255, Class GF, 4.87%, 9/15/2043	68,882	67,661
Freddie Mac REMIC, Series 4286, Class VF, 4.97%, 12/15/2043	124,590	122,571
Freddie Mac REMIC, Series 4281, Class LF, 5.02%, 12/15/2043	1,650,797	1,628,157
Freddie Mac REMIC, Series 4310, Class FA, 5.07%, 2/15/2044	95,780	94,578
Freddie Mac REMIC, Series 4431, Class FT, 4.92%, 1/15/2045	4,925,895	4,826,137
Freddie Mac REMIC, Series 4587, Class AF, 4.87%, 6/15/2046	77,918	77,176
Freddie Mac REMIC, Series 4614, Class FK, 5.02%, 9/15/2046	2,850,228	2,803,803
Freddie Mac REMIC, Series 4945, Class F, 5.30%, 12/15/2046	556,358	551,427
Freddie Mac REMIC, Series 4792, Class FA, 4.82%, 5/15/2048	1,008,310	979,537
Freddie Mac REMIC, Series 5383, Class AF, 5.68%, 8/15/2048	320,139	323,040
Freddie Mac REMIC, Series 4826, Class KF, 4.82%, 9/15/2048	50,415	49,130
Freddie Mac REMIC, Series 4852, Class BF, 4.92%, 12/15/2048	637,458	622,038
Freddie Mac REMIC, Series 4913, Class UF, 4.97%, 3/15/2049	1,485,337	1,446,936
Freddie Mac REMIC, Series 4863, Class F, 4.97%, 3/15/2049	178,765	175,114
Freddie Mac REMIC, Series 4882, Class FA, 4.97%, 5/15/2049	4,355,217	4,259,327
Freddie Mac REMIC, Series 4903, Class NF, 4.87%, 8/25/2049	417,178	408,985
Freddie Mac REMIC, Series 4918, Class F, 4.92%, 10/25/2049	1,953,919	1,912,144
Freddie Mac REMIC, Series 4940, Class FE, 5.02%, 1/25/2050	282,192	276,227
Freddie Mac REMIC, Series 4959, Class JF, 4.92%, 3/25/2050	663,436	643,308
Freddie Mac REMIC, Series 4990, Class FN, 4.82%, 5/25/2050	658,293	633,817
Freddie Mac REMIC, Series 4981, Class JF, 4.87%, 6/25/2050	1,208,551	1,178,218
Freddie Mac REMIC, Series 5119, Class QF, 4.55%, 6/25/2051	389,554	365,518
Freddie Mac REMIC, Series 5270, Class FH, 5.30%, 6/25/2052	793,853	782,910
Freddie Mac REMIC, Series 5396, Class HF, 5.30%, 4/25/2054	249,590	251,338
Freddie Mac REMIC, Series 4347, Class EF, 5.02%, 6/15/2054	2,987,714	2,935,402
Freddie Mac Strips, Series 240, Class F22, 4.87%, 7/15/2036	137,922	136,693
Freddie Mac Strips, Series 264, Class F1, 5.07%, 7/15/2042	105,729	104,473
Freddie Mac Strips, Series 272, Class F1, 5.02%, 8/15/2042	86,440	85,186
Freddie Mac Strips, Series 271, Class F5, 5.02%, 8/15/2042	218,537	215,357
Freddie Mac Strips, Series 280, Class F1, 5.02%, 9/15/2042	349,943	344,839
Freddie Mac Strips, Series 359, Class F3, 4.97%, 10/15/2047	1,766,680	1,736,303
Freddie Mac Strips, Series 406, Class F4, 5.25%, 10/25/2053	784,487	777,274
Government National Mortgage Association, Series 46, Class MF, 4.82%, 5/16/2034	75,276	75,262
Government National Mortgage Association, Series 70, Class FH, 4.81%, 7/20/2034	562,108	561,788
Government National Mortgage Association, Series 84, Class F, 4.67%, 11/16/2035	90,015	89,023

The accompanying notes are an integral part of these financial statements.

4

Regan Floating Rate MBS ETF

Schedule of Investments (Continued)

January 31, 2025

COLLATERALIZED MORTGAGE OBLIGATIONS — 81.02%(a)	Principal Amount	Fair Value
Government National Mortgage Association, Series 78, Class FA, 4.89%, 12/16/2037	$913,483	$908,902
Government National Mortgage Association, Series 79, Class FA, 4.86%, 12/20/2037	1,465,434	1,465,175
Government National Mortgage Association, Series 3, Class FA, 4.86%, 1/20/2038	1,215,388	1,214,897
Government National Mortgage Association, Series 51, Class FH, 5.17%, 6/16/2038	113,389	114,080
Government National Mortgage Association, Series 51, Class FG, 5.19%, 6/16/2038	65,742	66,175
Government National Mortgage Association, Series 66, Class FN, 5.36%, 8/20/2038	152,931	153,959
Government National Mortgage Association, Series 19, Class FD, 4.87%, 7/16/2039	5,268	5,267
Government National Mortgage Association, Series 66, Class UF, 5.42%, 8/16/2039	100,533	101,865
Government National Mortgage Association, Series 20, Class FD, 5.23%, 2/20/2040	190,985	191,671
Government National Mortgage Association, Series 31, Class FV, 5.16%, 3/20/2040	187,875	187,823
Government National Mortgage Association, Series 153, Class LF, 4.67%, 7/16/2041	240,776	237,725
Government National Mortgage Association, Series 74, Class LF, 4.81%, 6/20/2042	1,208,340	1,189,284
Government National Mortgage Association, Series 110, Class DF, 4.63%, 8/20/2045	347,343	338,164
Government National Mortgage Association, Series 161, Class AF, 4.71%, 11/20/2045	572,311	558,406
Government National Mortgage Association, Series 161, Class GF, 4.71%, 11/20/2045	61,441	60,016
Government National Mortgage Association, Series 33, Class UF, 4.86%, 3/20/2046	3,313,361	3,260,426
Government National Mortgage Association, Series 83, Class NF, 4.85%, 6/20/2046	1,019,125	988,812
Government National Mortgage Association, Series 1, Class EF, 4.75%, 1/20/2048	1,073,968	1,044,798
Government National Mortgage Association, Series 138, Class FB, 4.71%, 10/20/2048	1,946,418	1,894,761
Government National Mortgage Association, Series 33, Class F, 4.86%, 3/20/2049	145,343	142,516
Government National Mortgage Association, Series 31, Class GF, 4.86%, 3/20/2049	362,871	357,202
Government National Mortgage Association, Series 35, Class GF, 4.86%, 3/20/2049	1,330,533	1,309,426

The accompanying notes are an integral part of these financial statements.

5

Regan Floating Rate MBS ETF

Schedule of Investments (Continued)

January 31, 2025

COLLATERALIZED MORTGAGE OBLIGATIONS — 81.02%(a)	Principal Amount	Fair Value
Government National Mortgage Association, Series 98, Class KF, 4.86%, 8/20/2049	$3,453,534	$3,375,983
Government National Mortgage Association, Series 154, Class FC, 4.92%, 9/20/2052	1,498,461	1,448,393
Government National Mortgage Association, Series 197, Class LF, 5.07%, 11/20/2052	466,922	461,622
Government National Mortgage Association, Series 106, Class FW, 5.27%, 7/20/2053	348,144	348,210
Government National Mortgage Association, Series 111, Class FD, 5.37%, 8/20/2053	176,340	176,437
Government National Mortgage Association, Series 111, Class FN, 5.57%, 8/20/2053	129,566	130,011
Government National Mortgage Association, Series 128, Class CF, 5.57%, 8/20/2053	132,798	133,259
Government National Mortgage Association, Series 51, Class FL, 5.27%, 3/20/2054	124,716	124,489
Government National Mortgage Association, Series 64, Class YX, 5.71%, 4/20/2054	505,196	507,886
Government National Mortgage Association, Series 97, Class CF, 5.52%, 6/20/2054	237,286	235,344
Government National Mortgage Association, Series 2011-H06, Class FA, 5.09%, 2/20/2061	193,210	192,866
Total Collateralized Mortgage Obligations (Cost $119,203,827)		119,631,552

U.S. GOVERNMENT & AGENCIES — 6.78%(a)
United States Treasury Floating Rate Note, 4.39%, 4/30/2026	8,000,000	8,005,434
United States Treasury Floating Rate Note, 4.42%, 7/31/2026	2,000,000	2,002,835
Total U.S. Government & Agencies (Cost $9,998,365)		10,008,269

Total Investments — 87.80% (Cost $129,202,192)		129,639,821
Other Assets in Excess of Liabilities — 12.20%		18,008,214
NET ASSETS — 100.00%		$147,648,035

(a)	Floating rate security. The rate shown is the effective interest rate as of January 31, 2025.

REMIC - Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.

6

Regan Floating Rate MBS ETF

Statement of Assets and Liabilities

January 31, 2025

Assets
Investments in securities, at fair value (cost $129,202,192) (Note 3)	$129,639,821
Cash	17,825,090
Dividends and interest receivable	243,906
Total Assets	147,708,817

Liabilities
Payable to Investment Adviser (Note 4)	60,782
Total Liabilities	60,782
Net Assets	$147,648,035

Net Assets consist of:
Paid-in capital	147,095,495
Accumulated earnings	552,540
Net Assets	$147,648,035
Shares outstanding (unlimited number of shares authorized, no par value)	5,800,000
Net asset value, offering and redemption price per share (Note 2)	$25.46

The accompanying notes are an integral part of these financial statements.

7

Regan Floating Rate MBS ETF

Statement of Operations

For the Period Ended January 31, 2025(a)

Investment Income
Interest income	$4,505,713
Total investment income	4,505,713

Expenses
Investment Adviser fees (Note 4)	381,495
Total operating expenses	381,495

Net investment income	4,124,218

Net Realized and Change in Unrealized Gain on Investments
Net realized gain on investment securities	32,766
Change in unrealized appreciation on investment securities	437,629
Net realized and change in unrealized gain on investment securities	470,395

Net increase in net assets resulting from operations	$4,594,613

(a)	For the period February 27, 2024 (commencement of operations) to January 31, 2025.

The accompanying notes are an integral part of these financial statements.

8

Regan Floating Rate MBS ETF
Statement of Changes in Net Assets

For the Period Ended January 31, 2025(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$4,124,218
Net realized gain on investment securities	32,766
Change in unrealized appreciation on investment securities	437,629
Net increase in net assets resulting from operations	4,594,613

Distributions to Shareholders from Earnings	(4,042,073)

Capital Transactions
Proceeds from shares sold	151,568,574
Amount paid for shares redeemed	(4,473,079)
Net increase in net assets resulting from capital transactions	147,095,495

Total Increase in Net Assets	147,648,035

Net Assets
Beginning of period	$—
End of period	$147,648,035

Share Transactions
Shares sold	5,975,000
Shares redeemed	(175,000)
Net increase in shares outstanding	5,800,000

(a)	For the period February 27, 2024 (commencement of operations) to January 31, 2025.

The accompanying notes are an integral part of these financial statements.

9

Regan Floating Rate MBS ETF

Financial Highlights

(For a share outstanding during the period)

	For the Period Ended January 31, 2025(a)
Selected Per Share Data:
Net asset value, beginning of period	$25.00

Investment operations:
Net investment income	1.15
Net realized and unrealized gain on investments	0.45
Total from investment operations	1.60

Less distributions to shareholders from:
Net investment income	(1.13)
Net realized gains	(0.01)
Total distributions	(1.14)

Net asset value, end of period	$25.46

Total Return(b)	6.48	%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$147,648
Ratio of expenses to average net assets	0.49	%(d)
Ratio of net investment income to average net assets	5.29	%(d)
Portfolio turnover rate(e)	21	%(c)

(a)	For the period February 27, 2024 (commencement of operations) to January 31, 2025.
(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

The accompanying notes are an integral part of these financial statements.

10

Regan Floating Rate MBS ETF

Notes to Financial Statements

January 31, 2025

NOTE 1. ORGANIZATION

The Regan Floating Rate MBS ETF (the “Fund”) was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-ended diversified series of Valued Advisers Trust (the “Trust”) and commenced operations on February 27, 2024. The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Regan Capital, LLC (the “Adviser”). The investment objective of the Fund is current income.

The Fund operates as a single operating segment. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed as a whole by the Adviser, who is responsible for the oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal period ended January 31, 2025, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations when incurred. During the fiscal period ended January 31, 2025, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds of the Trust based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Non-cash income, if any, is recorded at the fair market value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

11

Regan Floating Rate MBS ETF

Notes to Financial Statements (Continued)

January 31, 2025

Dividends and Distributions – The Fund intends to distribute all or substantially all of its investment income and any realized net capital gains monthly. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Debt securities are valued by the Adviser as “Valuation Designee” under the oversight of the Board, by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the

12

Regan Floating Rate MBS ETF

Notes to Financial Statements (Continued)

January 31, 2025

Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

In accordance with the Trust’s valuation policies and fair value determinations pursuant to Rule 2a-5 under the 1940 Act, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2025:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Collateralized Mortgage Obligations	$—	$119,631,552	$—	$119,631,552
U.S. Government & Agencies	—	10,008,269	—	10,008,269
Total	$—	$129,639,821	$—	$129,639,821

The Fund did not hold any investments during or at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. ADVISER FEES AND OTHER TRANSACTIONS

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. The Fund is obligated to pay the Adviser a unitary fee computed and accrued daily and paid monthly at an annual rate of 0.49% of the Fund’s average daily net assets. Pursuant to the Agreement, the Adviser shall pay all operating expenses of the Fund, including the compensation and expenses of any employees of the Fund and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, Administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders; the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates, if any, or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy

13

Regan Floating Rate MBS ETF

Notes to Financial Statements (Continued)

January 31, 2025

solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares, excluding expenses which the Fund is authorized to pay pursuant to Rule 12b-1 under the 1940 Act; and all other operating expenses not specifically assumed by the Fund.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Fund under any separate agreement or arrangement between the parties. For the fiscal period ended January 31, 2025, the Adviser earned a fee of $381,495 from the Fund. At January 31, 2025, the Fund owed the Adviser $60,782.

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration and fund accounting services to the Fund. The Adviser pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer and an Anti-Money Laundering Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Adviser, which are approved annually by the Board.

The officers of the Trust are members of management and/or employees of Ultimus or of NLCS, and are not paid by the Trust for services to the Fund. Northern Lights Distributors, LLC (the “Distributor”) acts as the distributor of the Fund’s shares. The Distributor is an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal period ended January 31, 2025, purchases and sales of investment securities, other than short-term investments, were $134,969,283 and $16,040,874, respectively.

For the fiscal period ended January 31, 2025, purchases and sales of long-term U.S. government obligations were $9,997,914 and $0, respectively.

For the fiscal period ended January 31, 2025, there were no purchases and sales of in-kind transactions.

For the fiscal period ended January 31, 2025, the Fund had in-kind net realized gains of $0.

NOTE 6. CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units”. Only Authorized Participants or transactions done through an Authorized Participant are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the Custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge”, and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital

14

Regan Floating Rate MBS ETF

Notes to Financial Statements (Continued)

January 31, 2025

shares for the Fund are disclosed in the Statements of Changes in Net Assets. For the fiscal period ended January 31, 2025, the Fund received $19,250 and $0 in fixed fees and variable fees, respectively. The Transaction Fees for the Fund are listed in the table below:

Fixed Fee	Variable Charge
$250	2.00%*

*	The maximum Transaction Fee may be up to 2.00% of the amount invested.

NOTE 7. FEDERAL TAX INFORMATION

At January 31, 2025, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes were as follows:

Gross unrealized appreciation	$536,324
Gross unrealized depreciation	(98,695)
Net unrealized appreciation on investments	$437,629
Tax cost of investments	$129,202,192

The tax character of distributions paid for the fiscal period ended January 31, 2025 were as follows:

Distributions paid from:
Ordinary income(a)	$4,042,073
Total distributions paid	$4,042,073

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At January 31, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$114,911
Unrealized appreciation on investments	437,629
Total accumulated earnings	$552,540

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

15

Regan Floating Rate MBS ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of Regan Floating Rate MBS ETF and

Board of Trustees of Valued Advisers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Regan Floating Rate MBS ETF (the “Fund”), a series of Valued Advisers Trust, as of January 31, 2025, the related statements of operations and changes in net assets and the financial highlights for the period from February 27, 2024 (commencement of operations) through January 31, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2025, and the results of its operations, changes in net assets, and the financial highlights for the period from February 27, 2024 (commencement of operations) through January 31, 2025, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2025, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2024.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 28, 2025

16

Regan Floating Rate MBS ETF

Additional Information (Unaudited)

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the period covered by this report.

Proxy Disclosures

Not applicable.

Remuneration Paid to Directors, Officers and Others

The Adviser pays all operating expenses of the Fund, including the compensation of Directors and Officers.

Statement Regarding Basis for Approval of Investment Advisory Agreement

Not applicable.

17

This page intentionally left blank.

Proxy Voting (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (844) 988-6273 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

Summitry Equity Fund

GGEFX

Annual Financial Statements

and Additional Information

January 31, 2025

Summitry LLC

919 E. Hillsdale Boulevard, Suite 150

Foster City, CA 94404

(866) 954-6682

Summitry Equity Fund

Schedule of Investments

January 31, 2025

COMMON STOCKS — 92.28%	Shares	Fair Value
Communications — 16.22%
Alphabet, Inc., Class A	25,559	$5,214,548
Meta Platforms, Inc., Class A	6,106	4,208,133
Netflix, Inc.(a)	2,124	2,074,638
Universal Music Group NV - ADR	151,840	2,112,094
		13,609,413
Consumer Discretionary — 21.56%
Amazon.com, Inc.(a)	20,941	4,977,257
Lowe’s Companies, Inc.	11,159	2,901,786
LVMH Moet Hennessy - ADR	11,011	1,603,862
Ross Stores, Inc.	16,006	2,409,863
Starbucks Corp.	23,665	2,548,247
Ulta Beauty, Inc.(a)	8,857	3,650,414
		18,091,429
Financials — 11.13%
Berkshire Hathaway, Inc., Class B(a)	3,431	1,608,007
Charles Schwab Corp. (The)	39,800	3,292,255
Moody’s Corp.	3,190	1,593,214
Wells Fargo & Co.	36,142	2,847,990
		9,341,466
Health Care — 3.81%
Agilent Technologies, Inc.	21,129	3,201,466

Industrials — 4.86%
Carrier Global Corp.	18,718	1,223,783
GXO Logistics, Inc.(a)	29,679	1,348,911
Old Dominion Freight Line, Inc.	8,094	1,502,327
		4,075,021
Technology — 34.70%
Fiserv, Inc.(a)	22,673	4,898,274
Mastercard, Inc., Class A	7,019	3,898,563
Microsoft Corp.	3,663	1,520,365
Nintendo Co. Ltd. - ADR	211,886	3,464,336
Salesforce.com, Inc.	8,083	2,761,961
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	27,193	5,692,039
Visa, Inc., Class A	13,207	4,514,153
Zebra Technologies Corp., Class A(a)	6,077	2,381,819
		29,131,510
Total Common Stocks (Cost $41,158,079)		77,450,305

See accompanying notes which are an integral part of these financial statements.

1

Summitry Equity Fund

Schedule of Investments (continued)

January 31, 2025

MONEY MARKET FUNDS - 7.73%	Shares	Fair Value
Fidelity Investments Money Market Government Portfolio, Institutional Class, 4.31%(b)	6,483,957	$6,483,957
Total Money Market Funds (Cost $6,483,957)		6,483,957

Total Investments — 100.01% (Cost $47,642,036)		83,934,262
Liabilities in Excess of Other Assets — (0.01)%		(8,811)
NET ASSETS — 100.00%		$83,925,451

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of January 31, 2025.

ADR - American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

2

Summitry Equity Fund

Statement of Assets and Liabilities

January 31, 2025

Assets
Investments in securities at fair value (cost $47,642,036) (Note 3)	$83,934,262
Receivable for fund shares sold	25,235
Dividends receivable	44,753
Prepaid expenses	14,040
Total Assets	84,018,290
Liabilities
Payable for fund shares redeemed	9,225
Payable to Adviser (Note 4)	45,742
Payable to affiliates (Note 4)	9,154
Payable to Trustees	3,392
Other accrued expenses	25,326
Total Liabilities	92,839
Net Assets	$83,925,451
Net Assets consist of:
Paid-in capital	$45,787,008
Accumulated earnings	38,138,443
Net Assets	$83,925,451
Shares outstanding (unlimited number of shares authorized, no par value)	3,193,449
Net asset value, offering and redemption price per share (Note 2)	$26.28

See accompanying notes which are an integral part of these financial statements.

3

Summitry Equity Fund

Statement of Operations

For the Year Ended January 31, 2025

Investment Income
Dividend income (net of foreign taxes withheld of $41,299)	$603,933
Total investment income	603,933
Expenses
Investment Adviser fees (Note 4)	744,677
Administration (Note 4)	66,585
Legal fees	34,285
Fund accounting fees (Note 4)	28,422
Registration expenses	27,227
Transfer agent fees (Note 4)	20,001
Audit and tax preparation fees	18,663
Compliance service fees (Note 4)	14,083
Trustee fees	13,827
Custodian fees	10,865
Printing and postage expenses	8,908
Insurance expenses	4,136
Miscellaneous	27,631
Total expenses	1,019,310
Fees contractually waived by Adviser (Note 4)	(88,100)
Net operating expenses	931,210
Net investment loss	(327,277)
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	6,634,532
Net change in unrealized appreciation of investment securities	13,531,543
Net realized and change in unrealized gain on investments	20,166,075
Net increase in net assets resulting from operations	$19,838,798

See accompanying notes which are an integral part of these financial statements.

4

Summitry Equity Fund

Statements of Changes in Net Assets

	For the Year Ended January 31, 2025	For the Year Ended January 31, 2024
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(327,277)	$(261,319)
Net realized gain on investment securities transactions	6,634,532	6,432,277
Net change in unrealized appreciation of investment securities	13,531,543	6,517,744
Net increase in net assets resulting from operations	19,838,798	12,688,702
Distributions to Shareholders (Note 2)
Earnings	(6,674,579)	(5,291,128)
Total distributions	(6,674,579)	(5,291,128)
Capital Transactions
Proceeds from shares sold	7,186,224	5,232,409
Reinvestment of distributions	6,674,579	5,291,128
Amount paid for shares redeemed	(11,941,213)	(9,993,306)
Net increase in net assets resulting from capital transactions	1,919,590	530,231
Total Increase in Net Assets	15,083,809	7,927,805
Net Assets
Beginning of year	68,841,642	60,913,837
End of year	$83,925,451	$68,841,642
Share Transactions
Shares sold	289,950	253,203
Shares issued in reinvestment of distributions	262,675	257,601
Shares redeemed	(486,307)	(481,092)
Net increase in shares outstanding	66,318	29,712

See accompanying notes which are an integral part of these financial statements.

5

Summitry Equity Fund

Financial Highlights

(For a share outstanding during each year)

	For the Years Ended January 31,
	2025	2024	2023	2022	2021
Selected Per Share Data
Net asset value, beginning of year	$22.01	$19.67	$25.21	$21.60	$19.19

Investment operations:
Net investment loss	(0.10)	(0.08)	(0.09)	(0.16)	(0.07)
Net realized and unrealized gain (loss) on investments	6.64	4.22	(2.52)	5.54	2.48
Total from investment operations	6.54	4.14	(2.61)	5.38	2.41

Less distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized gains	(2.27)	(1.80)	(2.93)	(1.77)	—
Total distributions	(2.27)	(1.80)	(2.93)	(1.77)	—

Net asset value, end of year	$26.28	$22.01	$19.67	$25.21	$21.60

Total Return(a)	30.08%	21.71%	(9.38)%	24.72%	12.56%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$83,925	$68,842	$60,914	$72,807	$63,321
Ratio of expenses to average net assets after expense waiver	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets before expense waiver	1.37%	1.35%	1.34%	1.31%	1.35%
Ratio of net investment loss to average net assets after expense waiver	(0.44)%	(0.41)%	(0.45)%	(0.61)%	(0.36)%
Portfolio turnover rate	11.17%	10.61%	22.53%	23.57%	23.21%

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.

6

Summitry Equity Fund

Notes to the Financial Statements

January 31, 2025

NOTE 1. ORGANIZATION

The Summitry Equity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified series of Valued Advisers Trust (the “Trust”), and commenced operations on April 1, 2009. The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board” or “Trustees”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund’s investment adviser is Summitry LLC (the “Adviser”). The investment objective of the Fund is to provide long-term capital appreciation. A secondary objective is to provide current income. On November 1, 2024, Evergreen Services Group acquired 100% ownership of the Adviser, constituting a change in control.

The Fund operates as a single operating segment. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed as a whole by the Adviser, who is responsible for the oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on

7

Summitry Equity Fund

Notes to the Financial Statements (continued)

January 31, 2025

undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended January 31, 2025, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations when incurred. During the fiscal year ended January 31, 2025, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds of the Trust based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Non-cash income, if any, is recorded at the fair market value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

For the fiscal year ended January 31, 2025, the Fund made the following reclassifications to increase (decrease) the components of net assets due to net operating losses:

8

Summitry Equity Fund

Notes to the Financial Statements (continued)

January 31, 2025

Paid-In Capital	Accumulated Earnings
$(184,996)	$184,996

Share Valuation – The NAV is calculated each day the New York Stock Exchange (the “NYSE”) is open by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding for the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

9

Summitry Equity Fund

Notes to the Financial Statements (continued)

January 31, 2025

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the Nasdaq over-the-counter market are generally valued at the Nasdaq Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser as “Valuation Designee” under the oversight of the Board. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s valuation policies and fair value determinations pursuant to Rule 2a-5 under the 1940 Act, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations. The Valuation Designee may obtain assistance from others in fulfilling its duties. For example, it may

10

Summitry Equity Fund

Notes to the Financial Statements (continued)

January 31, 2025

seek assistance from pricing services, fund administrators, sub-advisers, accountants, or counsel; it may also consult the Trust’s Fair Value Committee. The Valuation Designee, however, remains responsible for the final fair value determination and may not designate or assign that responsibility to any third party.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV as reported by the underlying fund companies. These securities are categorized as Level 1 securities.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2025:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$77,450,305	$—	$—	$77,450,305
Money Market Funds	6,483,957	—	—	6,483,957
Total	$83,934,262	$—	$—	$83,934,262

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments during or at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement on behalf of the Fund, the Adviser manages the Fund’s investments subject to oversight of the Board. As compensation for its services, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund. For the fiscal year ended January 31, 2025, the Adviser earned a fee of $744,677 from the Fund before the waivers described below. At January 31, 2025, the Fund owed the Adviser $45,742.

The Adviser has contractually agreed to waive or limit its fees and to assume certain Fund operating expenses, until May 31, 2026, so that total annual operating expenses do not exceed 1.25%. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board, and it will automatically terminate upon the termination of the investment advisory agreement between the Trust and the Adviser. This operating expense limitation does not apply to interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, expenses incurred under a plan of distribution under Rule 12b-1, and expenses that the Fund has

11

Summitry Equity Fund

Notes to the Financial Statements (continued)

January 31, 2025

incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year. The operating expense limitation also excludes any “Acquired Fund Fees and Expenses”. Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of investing in other investment companies, including exchange-traded funds, closed-end funds and money market funds that have their own expenses. For the fiscal year ended January 31, 2025, the Adviser waived fees of $88,100.

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the Fund within the three years following the date the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver or reimbursement and any expense limitation in place at the time of the repayment. As of January 31, 2025, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements as follows:

Recoverable Through
January 31, 2026	$52,327
January 31, 2027	62,038
January 31, 2028	88,100

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agent services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer and an Anti-Money Laundering Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund.

The officers of the Trust are members of management and/or employees of Ultimus or of NLCS, and are not paid by the Trust for services to the Fund. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the distributor of the Fund’s shares. The Distributor is a wholly-owned subsidiary of Ultimus. There were no payments made to the Distributor by the Fund for the fiscal year ended January 31, 2025.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to

12

Summitry Equity Fund

Notes to the Financial Statements (continued)

January 31, 2025

underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Distributor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The Plan is not active as of May 31, 2025.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended January 31, 2025, purchases and sales of investment securities, other than short-term investments, were $8,084,594 and $17,901,258, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended January 31, 2025.

NOTE 6. FEDERAL TAX INFORMATION

At January 31, 2025, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes were as follows:

Gross unrealized appreciation	$36,380,980
Gross unrealized depreciation	(88,754)
Net unrealized appreciation on investments	$36,292,226
Tax cost of investments	$47,642,036

The tax character of distributions paid for the fiscal years ended January 31, 2025 and January 31, 2024 were as follows:

	2025	2024
Distributions paid from:
Long-term capital gains	$6,674,579	$5,291,128
Total distributions paid	$6,674,579	$5,291,128

13

Summitry Equity Fund

Notes to the Financial Statements (continued)

January 31, 2025

At January 31, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed long-term capital gains	$1,892,421
Accumulated capital and other losses	(46,204)
Unrealized appreciation on investments	36,292,226
Total accumulated earnings	$38,138,443

As of January 31, 2025, the Fund had deferred qualified late year ordinary losses of$46,204.

NOTE 7. SECTOR RISK

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of January 31, 2025, the Fund had 34.70% of the value of its net assets invested in stocks within the Technology sector.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

14

Report of Independent Registered Public Accounting Firm

To the Shareholders of Summitry Equity Fund and

Board of Trustees of Valued Advisers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Summitry Equity Fund (the “Fund”), a series of Valued Advisers Trust, as of January 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2025, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2011.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 28, 2025

15

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2026 will show the tax status of all distributions paid to your account in calendar year 2025. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 0% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2025 ordinary income dividends, 0% qualifies for the corporate dividends received deduction.

For the fiscal year ended January 31, 2025, the Fund designated $6,674,579 as long-term capital gain distributions.

16

Additional Information (Unaudited)

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the period covered by this report.

Proxy Disclosures

At a Special Shareholder Meeting on November 11, 2024, at which a quorum was present, Fund shareholders of record as of the close of business on October 3, 2024 voted to approve the following proposal:

To approve a new investment advisory agreement between the Adviser and the Trust on behalf of the Fund.

Shares Voted in Favor*	Shares Voted Against or Abstain*	Shares Needed to Approve*
2,330,594	7,019	Plurality
99.70%		(greater than 50%)

*	as a percentage of the total voting securities of the Fund voted at the meeting at which a quorum was present.

Remuneration Paid to Directors, Officers and Others

Refer to the financial statements included herein.

Statement Regarding Basis for Approval of Investment Advisory Agreement

At a meeting held on September 3-4, 2024, the Board of Trustees (the “Board”) considered the approval of a new Investment Advisory Agreement (the “Summitry Agreement”) between Valued Advisers Trust (the “Trust”) and Summitry LLC (“Summitry”) with respect to the Summitry Equity Fund (the “Summitry Fund”). Summitry provided written information to the Board to assist the Board in its considerations. Counsel reminded the Trustees of their fiduciary duties and responsibilities as summarized in a memorandum from his firm, including the factors to be considered, and the application of those factors to Summitry and the Summitry Agreement. In assessing the factors and reaching its decision, the Board considered information furnished by Summitry and the Trust’s other service providers for the Board’s review and consideration throughout the year, as well as information specifically prepared and/or presented in connection with the approval process, including: (i) reports regarding the services and support provided to the Summitry Fund and its shareholders by Summitry; (ii) quarterly assessments of the investment performance of the Summitry Fund by personnel of Summitry; (iii) commentary on the reasons for the performance; (iv) presentations by Summitry addressing its investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Summitry Fund and Summitry; (vi) disclosure information contained in the registration statement for the Summitry Fund and the Form ADV of Summitry; and (vii) a memorandum from counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Summitry Agreement. The Board also requested and received various informational materials including, without limitation: (a) documents containing information about Summitry, including its financial information; a description of its personnel and the services it provides to the Summitry Fund; information on Summitry’s investment advice and performance; summaries of Summitry Fund expenses, compliance program, current legal matters, and other

17

Additional Information (Unaudited) (continued)

general information; (b) comparative expense and performance information for other mutual funds with strategies similar to the Summitry Fund; and (c) the benefits to be realized by Summitry from its relationship with the Summitry Fund. In considering the foregoing, the Board also considered the impact, if any, that the Transaction would have on the ability of Summitry to continue to provide a similar level and quality of services to the Summitry Fund and its shareholders as had previously been provided. The Board did not identify any particular information that was most relevant to its consideration to approve the Summitry Agreement, and each Trustee may have afforded different weight to the various factors.

1. The nature, extent, and quality of the services to be provided by Summitry. The Board considered responsibilities that Summitry would have under the Summitry Agreement. The Trustees considered the services proposed to be provided by Summitry to the Summitry Fund and their experience with Summitry in providing similar services, including without limitation: the quality of advisory services (including research and recommendations with respect to portfolio securities), the process for formulating investment recommendations and assuring compliance with the Summitry Fund’s investment objectives and limitations, the coordination of services for the Summitry Fund among the Summitry Fund’s service providers, and efforts to promote the Summitry Fund and grow its assets. The Trustees considered Summitry’s continuity of, and commitment to retain, qualified personnel, Summitry’s commitment to maintain its resources and systems, and Summitry’s cooperation with the Board and counsel for the Summitry Fund. The Trustees considered Summitry’s personnel, including the education and experience of the personnel and Summitry’s compliance program, policies and procedures. The Trustees specifically acknowledged the fact that the personnel associated with the day-to-day management of the Summitry Fund is not anticipated to change. After considering the foregoing information and further information in the meeting materials provided by Summitry, the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services proposed to be provided by Summitry will be satisfactory and adequate for the Summitry Fund.

2. Investment Performance of the Summitry Fund and Summitry. The Trustees compared the performance of the Summitry Fund with the performance of funds with similar objectives managed by other investment advisers, with aggregated peer group data, as well as with the performance of the Summitry Fund’s benchmark. The Trustees also considered the consistency of Summitry’s management of the Summitry Fund with its investment objectives, strategies, and limitations. The Trustees noted that the Summitry Fund had performed worse than its peer group median for the one year, three year, five year, and since inception periods ended June 30, 2024. They observed that the Summitry Fund also performed below its benchmark for each of those periods. The Trustees observed that the Summitry Fund had underperformed compared to its category average and median for the one year, three year, five year, and ten year periods ended June 30, 2024, and had also underperformed compared to the median for the since inception period. The Trustees also considered the consistency of Summitry’s management of the Summitry Fund with its investment objective, strategies, and limitations. The Trustees considered the Summitry Fund’s performance relative to the performance of Summitry’s equity composite and noted that the performance of the Summitry Fund was higher for the one year period ended June 30, 2024. They considered Summitry’s explanation regarding the reasons for the difference, and determined that the explanation was reasonable. The Trustees took into consideration discussions with representatives of Summitry regarding the reasons for the performance of the Summitry Fund. After further reviewing and discussing these and other

18

Additional Information (Unaudited) (continued)

relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Summitry Fund and Summitry was satisfactory.

3. The costs of the services to be provided and profits to be realized by Summitry from the relationship with the Summitry Fund. The Trustees considered: (1) Summitry’s financial condition; (2) the asset level of the Summitry Fund; (3) the overall expenses of the Summitry Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by Summitry regarding its profits associated with managing the Summitry Fund. The Trustees also considered potential benefits for Summitry in managing the Summitry Fund. The Trustees then compared the fees and expenses of the Summitry Fund (including the management fee) to other comparable mutual funds. The Trustees observed that the Summitry Fund’s advisory fee and net expense ratio were above the average and median of its Morningstar category, but below the maximum in each case. They also noted that the Summitry Fund’s advisory fee and net expense ratio were higher than the average and median of its custom peer group. Based on the foregoing, the Board concluded that the fees to be paid to Summitry by the Summitry Fund and the profits to be realized by Summitry, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Summitry.

4. The extent to which economies of scale would be realized as the Summitry Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Summitry Fund’s investors. The Board considered the Summitry Fund’s proposed fee arrangements with Summitry, noting that the proposed fees are the same as the current fees paid to Summitry. The Board considered that while the management fee remained the same at all asset levels, the Summitry Fund’s shareholders would continue to benefit from economies of scale under the Trust’s agreements with service providers other than Summitry. In light of its ongoing consideration of the Summitry Fund’s asset levels, expectations for growth in the Summitry Fund, and fee levels, the Board determined that the Summitry Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services to be provided by Summitry.

5. Possible conflicts of interest and benefits to Summitry. The Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Summitry Fund; the basis of decisions to buy or sell securities for the Summitry Fund and/or Summitry’s other accounts; and the substance and administration of Summitry’s code of ethics. The Trustees discussed Summitry’s practices for seeking best execution for the Summitry Fund’s portfolio transactions. In terms of other benefits to Summitry, the Trustees considered Summitry’s perspective that the Summitry Fund provides an investment option for smaller accounts, and that the public nature of the Summitry Fund provides credibility to Summitry’s operations. Following further consideration and discussion, the Board determined that Summitry’s standards and practices relating to the identification and mitigation of potential conflicts of interest were satisfactory and the anticipated benefits to be realized by Summitry from managing the Summitry Fund were acceptable.

After additional consideration of the factors delineated in the memorandum provided by counsel and further discussion among the Board members, the Board determined to approve the Summitry Agreement.

19

Proxy Voting (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (866) 954-6682 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Included under Item 7.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Code of Ethics attached hereto.

(a)(2)	Not applicable.

(a)(3)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Valued Advisers Trust

By	/s/ Matthew J. Miller
Matthew J. Miller
President and Principal Executive Officer

Date:	4/4/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Matthew J. Miller
Matthew J. Miller
President and Principal Executive Officer

Date:	4/4/2025

By	/s/ Zachary P. Richmond
Zachary P. Richmond
Treasurer and Principal Financial Officer

Date:	4/4/2025